________________________________________________________________________________

                                     LOGO


                                 FLAG INVESTORS


                     SHORT-INTERMEDIATE INCOME FUND, INC.

                               (CLASS A SHARES)


                   PROSPECTUS & APPLICATION -- MAY 1, 1997

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THIS MUTUAL FUND (THE "FUND") IS DESIGNED TO PROVIDE A HIGH LEVEL OF CURRENT
INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL WITHIN AN INTERMEDIATE-TERM MATURITY STRUCTURE.

Class A Shares of the Fund ("Class A Shares") are available through your securities dealer or the Fund's transfer agent. (See "How to Invest in the Fund.")

This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated May 1, 1997 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

TABLE OF CONTENTS

Fund Expenses  ..............................                             1
Financial Highlights  .......................                             2
Investment Program  .........................                             3
Investment Restrictions  ....................                             5
How to Invest in the Fund  ..................                             5
How to Redeem Shares  .......................                             8
Telephone Transactions  .....................                             9
Dividends and Taxes  ........................                             9
Management of the Fund  .....................                            10
Investment Advisor  .........................                            10
Distributor  ................................                            10
Custodian, Transfer Agent and Accounting
  Services ..................................                            11
Performance Information  ....................                            11
General Information  ........................                            12
Application  ................................                           A-1

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203
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 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

________________________________________________________________________________

FUND EXPENSES
--------------------------------------------------------------------------------

   SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)  ......................     1.50%*
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)  ...........      None
Maximum Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,
  whichever is lower) ...............................................................................     0.50%*


ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets):

Management Fees (net of fee waivers)  .............                   0.07%**
12b-1 Fees  .......................................                   0.25%
Other Expenses  ...................................                   0.38%
                                                                      --------
Total Fund Operating Expenses (net of fee waivers)                    0.70%**
                                                                      ========

------
 * Purchases of $1 million or more of Class A Shares by persons not otherwise eligible for sales load waivers are not subject to an initial sales charge; however, a contingent deferred sales charge of .50% may be imposed upon redemption. (See "How to Invest in the Fund -- Offering Price.")
** The Fund's investment advisor currently intends to waive its fee or to reimburse the Fund on a voluntary basis to the extent required so that Total Fund Operating Expenses do not exceed .70% of the Class A Shares' average daily net assets. Absent fee waivers, Management Fees would be .35% and Total Fund Operating Expenses would be .98% of the Class A Shares' average daily net assets.

 EXAMPLE:                                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------                                                     ----------   -----------    -----------   ------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
  of each time period:* ...................................      $22           $37           $53           $101

------
* Absent fee waivers, expenses would be higher.

THE EXPENSES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of the foregoing table is to describe the various costs and expenses that Fund investors may pay, either directly or indirectly. A person who purchases Class A Shares through a financial institution may be charged separate fees by that institution.

   The rules of the SEC require that the maximum sales charge (in the Class A Shares' case, 1.50% of the offering price) be reflected in the above table. However, certain investors may qualify for reduced sales charges or no sales charge at all. (See "How to Invest in the Fund -- Offering Price.") Due to the continuous nature of Rule 12b-1 fees, long-term shareholders of the Fund may pay more than the equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The foregoing table has not been audited by Deloitte & Touche LLP, the Fund's independent auditors.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   The Fund was organized as a corporation under the laws of the State of Maryland on April 16, 1990 and commenced operations on May 13, 1991. The financial highlights included in this table have been derived from the Fund's financial statements for the periods indicated and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the fiscal year ended December 31, 1996 and the independent auditors' report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended December 31, 1996 which can be obtained at no charge by calling the Fund at (800)
767-FLAG.

(FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-----------------------------------------------------------------------------

                                                                                                 For the Period
                                                 For the Year Ended December 31,                 May 13, 1991(1)
                                   -----------------------------------------------------------       through
                                     1996        1995         1994        1993         1992      December 31, 1991
                                   ---------   ---------    ---------   ----------   ---------   -----------------
PER SHARE OPERATING
  PERFORMANCE:
   Net asset value at beginning of
     period  ...................   $    10.48   $    9.62   $    10.57  $     10.37  $    10.54      $    10.00
                                    ---------   ---------    ---------   ----------   ---------      -------------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income .......         0.63        0.62         0.57         0.57        0.63            0.32
   Net realized and unrealized
     gain/(loss) on investments .       (0.23)       0.84        (0.92)        0.34       (0.05)           0.64
                                    ---------   ---------    ---------   ----------   ---------      --------------
   Total from Investment Operations      0.40        1.46        (0.35)        0.91        0.58            0.96
                                    ---------   ---------    ---------   ----------   ---------      --------------
LESS DISTRIBUTIONS:
   Dividends from net investment
     income and short-term gains        (0.60)      (0.60)       (0.57)       (0.69)      (0.75)          (0.42)
   Return of capital ...........           --          --        (0.03)          --          --              --
   Distributions from net realized
     long-term gains  ..........           --          --           --        (0.02)         --              --
                                    ---------   ---------    ---------   ----------   ---------      --------------
   Total distributions .........        (0.60)      (0.60)       (0.60)       (0.71)      (0.75)          (0.42)
                                    ---------   ---------    ---------   ----------   ---------      --------------
   Net asset value at end of period  $  10.28   $   10.48   $     9.62  $     10.57  $    10.37      $    10.54
                                    =========   =========    =========   ==========   =========      ==============
TOTAL RETURN(2)  ...............         4.04%      15.43%       (3.32)%       8.98%       5.68%           9.79%
RATIOS TO AVERAGE DAILY NET ASSETS:
   Expenses(3) .................         0.70%       0.70%        0.70%        0.70%       0.70%           0.70%(4)
   Net investment income(5) ....         6.11%       6.00%        5.57%        5.43%       6.01%           5.97%(4)
SUPPLEMENTAL DATA:
   Net assets at end of period (000) $ 58,584   $  67,116   $   78,789  $   112,520  $   78,706      $   64,327
   Portfolio turnover rate .....           42%         46%          50%          86%        107%             46%

--------------------------------------------------------------------------------
(1) Commencement of operations.
(2) Total return excludes the effect of sales loads.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 0.99%, 0.93%, 0.84%, 0.85%, 0.87% and 1.73% (annualized) for the years ended December 31, 1996, 1995, 1994,
    1993 and 1992 and for the period ended December 31, 1991, respectively.
(4) Annualized.
(5) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 5.83%, 5.77%, 5.43%, 5.28%, 5.83% and 4.94% (annualized) for the years ended December 31, 1996, 1995, 1994, 1993 and 1992 and for the period ended December 31, 1991, respectively.

INVESTMENT PROGRAM
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INVESTMENT OBJECTIVE, POLICIES AND RISK
CONSIDERATIONS

   The Fund's investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. This investment objective is a fundamental policy and may not be changed without shareholder approval.

   In seeking this objective the Fund will, under normal circumstances, invest at least 65% of its total assets in U.S. Government Securities (including certain mortgage-backed securities) and in collateralized mortgage obligations ("CMOs") and corporate debt securities. The Fund may also invest in other asset-backed securities and (subject to an overall 20% limit) non-U.S. dollar-denominated securities. Quality criteria applicable to certain of the Fund's investments are as follows:

         TYPE OF PERMITTED                         MINIMUM RATING(1)
            INVESTMENT                       S&P(2)              MOODY'S(3)
         -----------------                   ------              ----------
U.S. Government and Agency Securities          N/A                   N/A
CMO's  ...........................           AAA(4)                Aaa(4)
Corporate Debt  ..................       A or better(4)        A or better(4)
Other Asset-Backed Securities  ...           AAA(4)                Aaa(4)
Securities of Non-U.S. Governmental
  Issuers ........................           AAA(4)                Aaa(4)
Securities of Designated
  International Organizations ....           AAA(4)                Aaa(4)
Non-Dollar U.S. Government
  Securities .....................           AAA(4)                Aaa(4)
Securities of Foreign
  Corporations ...................           AAA(4)                Aaa(4)

------
(1) In the event any security owned by the Fund is downgraded, the Fund's investment advisor (the "Advisor") will review the situation and take appropriate action, but will not be automatically required to sell any such security. For a discussion of the above ratings, see the Appendix to the Statement of Additional Information.

(2) Standard & Poor's Ratings Group.

(3) Moody's Investors Service, Inc.

(4) Or, if unrated, determined to be of comparable quality by the Fund's investment advisor.

   Under normal circumstances the Fund's portfolio will have a dollar weighted expected average maturity of approximately three to five years and a maximum dollar weighted average duration of four years. For purposes of determining the dollar weighted expected average maturity of the Fund's portfolio, the maturity of a mortgage-backed security will be deemed to be equal to its assumed life, in recognition of the fact that such securities are subject to prepayment.

   To meet its short-term liquidity needs, the Fund may invest in repurchase agreements with respect to U.S. Treasury securities, in variable amount master demand notes and in commercial paper rated A-1 by S&P or Prime-1 by Moody's, or if not rated, determined to be of comparable quality by the Fund's investment advisor (the "Advisor"). For temporary, defensive purposes, the Fund may invest up to 100% of its assets in such instruments.

   U.S. GOVERNMENT SECURITIES. U.S. Government securities include obligations issued and backed by the full faith and credit of the United States Treasury, as well as obligations issued by agencies or instrumentalities of the U.S. Government (including securities of the Government National Mortgage Association ("GNMA")). These obligations may or may not be backed by the full faith and credit of the U.S. Government. Certain agencies or instrumentalities of the U.S. Government (such as the United States Postal Service) have the right to borrow from the United States Treasury to meet their obligations, but in other instances the obligations of the issuing agency or instrumentality (such as the Federal Farm Credit System and the Federal National Mortgage Association ("FNMA")) are supported only by the credit of the agency or instrumentality.

   MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are obligations backed by mortgage loans made by lenders, such as commercial banks and savings and loan institutions, and then assembled into pools for sale to investors. One type of mortgage-backed security in which the Fund may invest is a pass-through certificate that provides monthly payments to the certificate holders, consisting of both interest and principal payments, which in effect "pass-through" the monthly interest and principal payments made on the underlying mortgage loans. These certificates are backed as to the timely payment of principal and interest by GNMA, FNMA and the Federal Home Loan Mortgage Corporation. (See "U.S. Government Securities" above.)

   Mortgage-backed securities may also take the form of a CMO, a bond or similar obligation backed by pools of mortgages. A CMO is not insured or guaranteed by the agency or instrumentality of the U.S. Government which issues the mortgage-backed securities that collateralize the CMO. Payment of principal and interest on the underlying mortgages, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. If there is a default in the payment of principal and interest, there can be no assurance that the underlying collateral will be sufficient to effect full repayment. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.

   ASSET-BACKED SECURITIES. The Fund may also invest in securities backed by assets other than mortgages, including company receivables, truck and auto loans, leases, and credit card receivables, subject to certain quality requirements. Through the use of trusts and special purpose corporations, these types of assets are being securitized in pass-through structures similar to the mortgage pass-through structure or in pay-through structures similar to the CMO structure, both as described above. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities do not generally have the benefit of the same security interest in the related collateral as either mortgage-backed securities or CMOs, and may therefore present certain risks not associated with other such securities.

   VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria discussed above. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

   NON-U.S. DOLLAR-DENOMINATED SECURITIES. Non-U.S. dollar-denominated securities include debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (i) foreign national, provincial, state or municipal governments or their political subdivisions; (ii) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Steel and Coal Community); (iii) the U.S. Government (non-dollar securities only); and (iv) foreign corporations.

   FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund is authorized to use forward foreign currency exchange contracts to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is entered into. The Fund may use such forward contracts only under two circumstances. First, if the Advisor believes the Fund should fix the U.S. dollar price of the foreign security when the Fund enters into a contract for the purchase or sale, at a future date, of a security denominated in a foreign currency, the Fund may enter into forward contracts. Second, if the Advisor believes the Fund should hedge against risk of loss in the value of those portfolio securities denominated in foreign currencies, the Fund may enter into a forward contract to sell or purchase an amount of the foreign currency approximating the value of some or all of those securities.

   RULE 144A SECURITIES. Subject to the Fund's overall investment limitations on investing in illiquid securities and restricted securities, the Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the Securities Act of 1933, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market in these securities may affect their value. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.

       REPURCHASE AGREEMENTS. The Fund may agree to purchase U.S. Treasury securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

   PURCHASE OF WHEN-ISSUED SECURITIES. From time to time, in the ordinary course of business, the Fund may purchase securities, at the current market value of the securities, on a forward commitment or "when-issued" basis. A segregated account of the Fund, consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a forward commitment or "when-issued" basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable. The value of securities so purchased or sold is subject to market fluctuation and no interest accrues to the purchaser during this period.

   RISK CONSIDERATIONS. The market value of the Fund's debt securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding debt securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Prices of longer term securities generally increase or decrease more sharply in response to interest rate changes than those of shorter term securities. Mortgage-backed securities are subject to special risks because some or conceivably all of the underlying mortgages may be prepaid, especially during periods of declining interest rates. These prepayments are passed through to holders of mortgage-backed securities who may then have to reinvest at lower interest rates. Moreover, the possibility of prepayment makes it difficult to assess the actual maturity and duration of mortgage-backed securities, which, in turn, makes it difficult to predict both the direction and magnitude of changes in the value of mortgage-backed securities in response to changes in interest rates.

   Purchasing foreign securities may subject the Fund to additional risks associated with the holding of property abroad. Such risks include future political and economic developments, currency fluctuations, the possible withholding of tax payments, the possible seizure or nationalization of foreign assets, the possible establishment of exchange controls or the adoption of other foreign government restrictions that might adversely affect the payment of principal or interest on foreign securities held by the Fund.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

   The Fund's investment program is subject to a number of restrictions that reflect both self-imposed standards and federal regulatory limitations. The following investment restrictions numbered 1 and 2 are matters of fundamental policy and may not be changed without shareholder approval. Investment restriction number 3 may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

2) Invest more than 5% of its total assets in the securities of any single issuer or acquire more than 10% of the voting securities of any issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer); and

3) Invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

HOW TO INVEST IN THE FUND
--------------------------------------------------------------------------------
   Class A Shares may be purchased from the Fund's distributor (the "Distributor"), through any securities dealer that is authorized to distribute Class A Shares ("Participating Dealers"), or through any financial institution that is authorized to service shareholder accounts ("Shareholder Servicing Agents"). Class A Shares may also be purchased by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, to the address shown on the Application Form.

   The minimum initial investment is $2,000, except that the minimum initial investment for shareholders of any other Flag Investors fund or class is $500 and the minimum initial investment for participants in the Fund's Automatic Investing Plan is $250. Each subsequent investment must be at least $100, except that the minimum subsequent investment under the Fund's Automatic Investment Plan is $250 for quarterly investments and $100 for monthly investments. (See "Purchases through Automatic Investing Plan" below.) There is no minimum investment requirement for qualified retirement plans (i.e., 401(k) plans or pension and profit sharing plans). IRA accounts are, however, subject to the $2,000 minimum initial investment requirement. There is no minimum investment requirement for spousal IRA accounts.

   The Fund reserves the right to suspend the sale of Class A Shares at any time at the discretion of the Distributor and the Advisor. Orders for purchases of Class A Shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for Class A Shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order plus any applicable front-end sales charge (the "Offering Price") on the date such net asset value is determined (the "Purchase Date"). Purchases made by mail must be accompanied by payment of the Offering Price. Purchases made through the Distributor or a Participating Dealer or Shareholder Servicing Agent must be in accordance with such entity's payment procedures. The Distributor may, in its sole discretion, refuse to accept any purchase order.

   The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Advisor to be over-the-counter, are valued at the quoted bid prices provided by principal market makers. If a portfolio security is traded primarily on a national exchange on the valuation date, the last quoted sale price is generally used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Such procedures may include the use of an independent pricing service which uses prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Debt obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

OFFERING PRICE

   Class A Shares may be purchased from the Distributor, Participating Dealers or Shareholder Servicing Agents at the Offering Price, which includes a sales charge which is calculated as a percentage of the Offering Price and decreases as the amount of purchase increases, as shown below:

                                 Sales Charge
                               as Percentage of                 Dealer
                        ------------------------------       Compensation
                           Offering       Net Amount       as Percentage of
Amount of Purchase          Price          Invested         Offering Price
--------------------------------------------------------------------------------
  Less than
   $100,000.........         1.50%           1.52%               1.25%
  $100,000 -
   $499,999.........         1.25%           1.27%               1.00%
  $500,000 -
   $999,999.........         1.00%           1.01%               0.75%
  $1,000,000 and
   over.............         None*           None*               None*
------
* Purchases of $1 million or more may be subject to a contingent deferred sales charge. (See below.) The Distributor may make payments to dealers in the amount of .50% of the Offering Price.

A shareholder who purchases additional Class A Shares may obtain reduced sales charges as set forth in the table above through a right of accumulation. In addition, an investor may obtain reduced sales charges as set forth above through a right of accumulation of purchases of Class A Shares and purchases of Class A shares of other Flag Investors funds with a higher front-end sales charge and purchases of Class A shares of Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. The applicable sales charge will be determined based on the total of (a) the shareholder's current purchase plus (b) an amount equal to the then-current net asset value or cost, whichever is higher, of all Class A shares described above and any Flag Investors Class D shares held by the shareholder. To obtain the reduced sales charge through a right of accumulation, the shareholder must provide the Distributor, either directly or through a Participating Dealer or Shareholder Servicing Agent, as applicable, with sufficient information to verify that the shareholder has such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

   The term "purchase" refers to an individual purchase by a single purchaser, or to concurrent purchases, which will be aggregated by a purchaser, the purchaser's spouse and their children under the age of 21 years purchasing Class A Shares for their own account.

   An investor may also obtain the reduced sales charges shown above by executing a written Letter of Intent which states the investor's intention to invest at least $100,000 within a 13-month period in Class A Shares. Each purchase of Class A Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated in the Letter of Intent. A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Class A Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not invested. Such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed shares will be released. An investor who wishes to enter into a Letter of Intent in conjunction with an investment in Class A Shares may do so by completing the appropriate section of the Application Form attached to this Prospectus.

   No sales charge will be payable at the time of purchase on investments of $1 million or more. However, a contingent deferred sales charge may be imposed on such investments in the event of a share redemption within 24 months following the share purchase, at the rate of .50% on the lesser of the value of the Class A Shares redeemed or the total cost of such shares. No contingent deferred sales charge will be imposed on purchases of $3 million or more of Class A Shares redeemed within 24 months of purchase if the Participating Dealer and the Distributor have entered into an agreement under which the Participating Dealer agrees to return any payments received on the sale of such shares. In determining whether a contingent deferred sales charge is payable, and, if so, the amount of the charge, it is assumed that Class A Shares not subject to such charge are the first redeemed followed by other Class A Shares held for the longest period of time.

   The Fund may sell Class A Shares at net asset value (without sales charge) to the following: (i) banks, bank trust departments, registered investment advisory companies, financial planners and broker-dealers purchasing Class A Shares on behalf of their fiduciary and advisory clients, provided such clients have paid an account management fee for these services (investors may be charged a fee if they effect transactions in Fund shares through a broker or agent); (ii) qualified retirement plans; (iii) participants in a Flag Investors fund payroll savings plan program; (iv) investors who have redeemed Class A Shares or Class A shares of any other mutual fund in the Flag Investors family of funds with a higher front-end sales charge, or Class A shares of Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc., in an amount that is not more than the total redemption proceeds, provided that the purchase is within 90 days after the redemption; and (v) current or retired Directors of the Fund, and directors and employees (and their immediate families) of the Distributor and Participating Dealers, and their respective affiliates.

   Class A Shares may also be purchased through a Systematic Purchase Plan. An investor who wishes to take advantage of such a plan should contact the Distributor, a Participating Dealer or Shareholder Servicing Agent.

PURCHASES BY EXCHANGE

   As permitted pursuant to any rule, regulation or order promulgated by the SEC, shareholders of Class A shares of Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. and shareholders of Class A shares of other mutual funds in the Flag Investors family of funds with a higher front-end sales charge, may exchange their Class A shares of those funds for an equal dollar amount of Class A Shares. Class A Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge. Shareholders of Flag Investors Cash Reserve Prime Class A Shares may exchange into Class A Shares upon payment of the difference in sales charges, as applicable.

   When a shareholder acquires Class A Shares through an exchange from another fund in the Flag Investors family of funds, the Fund will combine the period for which the original shares were held prior to the exchange with the holding period of the Class A Shares acquired in the exchange for purposes of determining what, if any, contingent deferred sales charge is applicable upon a redemption of any such shares.

   The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern
Time), or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

   Shareholders of any mutual fund not affiliated with the Fund who have paid a sales charge may exchange shares of such fund for an equal dollar amount of Class A Shares by submitting to the Distributor or a Participating Dealer the proceeds of the redemption of such shares, together with evidence of the payment of a sales charge and the source of such proceeds. Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge.

   In addition, shareholders may exchange their Class A Shares for an equal dollar amount of Class A shares of any other mutual fund in the Flag
Investors family of funds with a higher front-end sales charge. In connection with such exchange, shareholders will be required to pay the difference between the sales charge paid on Class A Shares and the sales charge applicable to the purchase of the shares of such other fund, except that the exchange will be made at net asset value (without payment of any sales charge) if the Class A Shares have been held for more than 24 months following the purchase date. Shareholders should receive and read the applicable prospectus prior to tendering Class A Shares for exchange.

   This exchange privilege with respect to other Flag Investors funds may also be exercised by telephone. (See "Telephone Transactions" below.) The Fund may modify or terminate these offers of exchange at any time on 60 days' prior written notice to shareholders and the exchange offers set forth herein are expressly subject to modification or termination.

PURCHASES THROUGH AUTOMATIC INVESTING PLAN

   Shareholders may purchase Class A Shares regularly by means of an Automatic Investing Plan with a pre-authorized check drawn on their checking accounts. Under this plan, the shareholder may elect to have a specified amount invested monthly or quarterly in Class A Shares. The amount specified by the shareholder will be withdrawn from the shareholder's checking account using the pre-authorized check and will be invested in Class A Shares at the applicable Offering Price determined on the date the amount is available for investment. Participating in the Automatic Investing Plan may be discontinued either by the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investing Plan or who wishes to obtain additional purchase information may do so by completing the appropriate section of the Application Form attached to this Prospectus.

PURCHASES THROUGH DIVIDEND REINVESTMENT

   Shareholders may elect to have their distributions (capital gains and/or dividend income) paid by check or reinvested in additional Class A Shares. Unless the shareholder elects otherwise, all income dividends and net capital gains distributions, if any, will be reinvested in additional Class A Shares at net asset value (without a sales charge).

   Shareholders may elect to terminate automatic reinvestment by giving written notice to the Funds transfer agent (the "Transfer Agent") (at the address listed on page 13 of this Prospectus), either directly or through their Participating Dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

   Alternatively, shareholders may have their distributions invested in shares of other funds in the Flag Investors family of funds. Shareholders who are interested in this option should call the Transfer Agent for additional information.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

   Shareholders may redeem all or part of their investment on any Business Day by transmitting a redemption order through the Distributor, a Participating Dealer, a Shareholder Servicing Agent or by regular or express mail to the Transfer Agent. Shareholders may also redeem Class A Shares by telephone (in amounts up to $50,000). (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share (reduced by any applicable contingent deferred sales charge) next determined after receipt of the order (or, if stock certificates have been issued for the Class A Shares to be redeemed, after the tender of the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Class A Shares will be made by check and will be mailed within seven days after receipt of a duly authorized telephone redemption request or of a redemption order fully completed and, as applicable, accompanied by the following documents:

1) A letter of instructions, specifying the shareholder's account number with a Participating Dealer, if applicable, and the number of Class A Shares or dollar amount to be redeemed, signed by all owners of the Class A Shares in the exact names in which their account is maintained;

2) For redemptions in excess of $50,000, a guarantee of the signature of each registered owner by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;

3) If Class A Shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for Class A Shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

   Dividends payable up to the date of the redemption of Class A Shares will be paid on the next dividend payable date. If all of the Class A Shares in a shareholder's account have been redeemed on a dividend payable date, the dividend will be remitted by check to the shareholder.

   The Fund has the power, under its Articles of Incorporation, to redeem shareholder accounts amounting to less than $500 upon 60 days' written notice. Class A Shares will not be redeemed involuntarily as a result of a decline in account value due to a decline in net asset value alone.

SYSTEMATIC WITHDRAWAL PLAN

   Shareholders who hold Class A Shares having a value of $10,000 or more may arrange to have a portion of their Class A Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and, to the extent necessary, from share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, a shareholders' account may eventually be exhausted. Because Class A Share purchases include a sales charge that will not be recovered at the time or redemption, a shareholder should not have a withdrawal plan in effect at the same time he is making recurring purchases of Class A Shares. A shareholder who wishes to enroll in the Systematic Withdrawal Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem Class A Shares in amounts up to $50,000, by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed on page 13 of this Prospectus. Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value (less any applicable contingent deferred sales charge on redemptions) as determined on the next Business Day.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by regular or express mail. Class A Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund--Purchases by Exchange" and "How to Redeem Shares.")

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (including net short-term capital gains) in the form of monthly dividends. The Fund may distribute to shareholders any net capital gains (net long-term capital gains less net short-term capital losses) on an annual basis, or alternatively, may elect to retain net capital gains and pay tax thereon.

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes. The Statement of Additional Information sets forth further information regarding taxes.

   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Generally, as long as the Fund qualifies for this tax treatment, it will be relieved of U.S. federal income tax on amounts distributed to shareholders, but U.S. shareholders, unless otherwise exempt, will pay income or capital gains tax on the amounts so distributed, regardless of whether such distributions are paid in cash or reinvested in additional Class A Shares.

   Distributions from the Fund out of net capital gains (the excess of long-term capital gains over short-term capital losses), if any, are treated by shareholders as long-term capital gains regardless of the length of time the shareholder has held the Class A Shares. All other income distributions are taxed to shareholders as ordinary income. Distributions from the Fund generally will not qualify for the corporate dividends received deduction.

   Ordinarily, shareholders will include all dividends declared by the Fund in income in the year of payment. However, dividends declared payable to shareholders of record in December of one year but paid in January of the following year, will be deemed to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.

   Investors purchasing Class A Shares just prior to a distribution will be taxable on the entire amount of the distribution received, even though the net asset value per share on the date of such purchase may have reflected the amount of such forthcoming distribution.

   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

   Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year.

   The sale, exchange or redemption of Class A Shares is a taxable event for the shareholder.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
   The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, custodian and transfer agent. A majority of the Directors are not affiliated with the Advisor or the Distributor.

   The Fund's Directors and officers are as follows:

Richard T. Hale      Chairman  M. Elliott Randolph, Jr. President
Charles W. Cole, Jr. Director  Paul D. Corbin           Executive Vice President
James J. Cunnane     Director  Edward J. Veilleux       Vice President
John F. Kroeger      Director  Gary V. Fearnow Vice     President
Louis E. Levy        Director  Monica M. Hausner        Vice President
Eugene J. McDonald   Director  Scott J. Liotta          Vice President and
Rebecca W. Rimel     Director                            Secretary
Truman T. Semans     Director  Joseph A. Finelli        Treasurer
Carl W. Vogt         Director  Laurie D. Collidge       Assistant
                                                         Secretary
INVESTMENT ADVISOR
--------------------------------------------------------------------------------
   Investment Company Capital Corp. ("ICC" or the "Advisor"), an indirect subsidiary of Alex. Brown Incorporated, is the Fund's investment advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $5.7 billion of net assets as of December 31, 1996.

   ICC is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors.

   As compensation for its services for the fiscal year ended December 31, 1996, ICC received a fee (net of fee waivers) equal to .07% of the Fund's average daily net assets. ICC currently intends to waive, on a voluntary basis, its annual fee to the extent necessary so that the Fund's annual expenses do not exceed .70% of the Class A Shares' average daily net assets.

   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")

PORTFOLIO MANAGERS

   Messrs. M. Elliott Randolph, Jr., the Fund's President, and Paul D. Corbin, the Fund's Executive Vice President, have shared primary responsibility for managing the Fund's assets since inception.

   M. Elliott Randolph has nearly 23 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1988-1991 he was a Principal with Monument Capital Management, Inc.

   Paul D. Corbin has 19 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.

DISTRIBUTOR
--------------------------------------------------------------------------------
   Alex. Brown & Sons Incorporated ("Alex. Brown" or the "Distributor") acts as distributor of the Fund's shares. Alex. Brown is an investment banking firm that offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries and affiliates in the investment business since 1800.
Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan.

   The Fund has adopted a Distribution Agreement and related Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. As compensation for providing distribution services for the Class A Shares for the fiscal year ended December 31, 1996, Alex. Brown received a fee from the Fund that represented .25% of the Class A Shares' average daily net assets. Alex. Brown expects to allocate on a proportional basis most of its annual distribution fee to its investment representatives or up to all of its fee to Participating Dealers as compensation for their ongoing shareholder services, including processing purchase and sale requests and responding to shareholder inquiries.

   In addition, the Fund may enter into agreements with certain financial institutions, such as banks, to provide shareholder services, pursuant to which Alex. Brown will allocate up to all of its distribution fee as compensation for such services. Such financial institutions may impose separate fees in connection with these services and investors should review this Prospectus in conjunction with any such institution's fee schedule.

   Payments under the Plan are made as described above regardless of Alex. Brown's actual cost of providing distribution services and may be used to pay Alex. Brown's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Class A Shares is less than the payments received, the unexpended portion may be retained as profit by Alex. Brown. Alex. Brown will from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Participating Dealers.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
--------------------------------------------------------------------------------
   Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 1996, ICC received a fee equal to .06% of the Fund's average daily net assets. (See the Statement of Additional Information.) PNC Bank, National Association, a national banking association, acts as custodian of the Fund's assets.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
   From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to relevant indices. Any quotations of yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. All advertisements of performance will show the average annual total return, net of the Fund's maximum sales charge, over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corre- sponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

   If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services that monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Intermediate Aggregate Bond Index, the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government Corporate Intermediate-Term Bond Index. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

   Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which Class A Shares may be purchased, although not included in calculations of performance, will reduce performance results.

GENERAL INFORMATION
--------------------------------------------------------------------------------
DESCRIPTION OF SHARES

   The Fund is an open-end diversified management investment company incorporated under the laws of the State of Maryland on April 16, 1990 and is authorized to issue 60 million shares of capital stock, par value of $.001 per share, all of which shares are designated common stock. Each share has one vote and shall be entitled to dividends and distributions when and if declared by the Fund. In the event of liquidation or dissolution of the Fund, each share would be entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is December 31. Prior to February 14, 1997, the Fund was known as Flag Investors Intermediate-Term Income Fund, Inc.

   The Board of Directors may classify any authorized but unissued shares into classes and may establish certain distinctions between classes relating to additional voting rights, payments of dividends, rights upon liquidation or distribution of the assets of the Fund and any other restrictions permitted by law and the Fund's charter.

   The shares offered by this Prospectus have been designated "Flag Investors Short-Intermediate Income Fund Class A Shares." The Fund has two other classes of shares in addition to the shares offered hereby: "Flag Investors Short-Intermediate Income Fund Institutional Shares" and "Alex. Brown Capital Advisory & Trust Short-Intermediate Income Shares." Additional information concerning the Fund's other classes may be obtained by calling the Distributor at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Class A Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but to the extent the classes have different sales load structures, distribution fees or other expenses, the net asset value per share of the classes may differ at times.

ANNUAL MEETINGS

   Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.

REPORTS

   The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.

SHAREHOLDER INQUIRIES

   Shareholders with inquiries concerning their Class A Shares should contact the Transfer Agent at (800) 553-8080, the Fund at (800) 767-FLAG, or any Participating Dealer or Shareholder Servicing Agent, as appropriate.

                                         FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.
                                                       NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------------------------------------------------------------
Make check payable to "Flag Investors Short-Intermediate  FOR ASSISTANCE IN COMPLETING THIS APPLICATION PLEASE CALL: 1-800-553-8080,
Income Fund, Inc." and mail with this Application to:     MONDAY THROUGH FRIDAY, 8:30 A.M. TO 5:30 P.M. (EASTERN TIME).
   Alex. Brown & Sons Incorporated/Flag Investors Funds
   P.O. Box 419663                                        TO OPEN AN IRA ACCOUNT, PLEASE CALL 1-800-767-3524 FOR AN IRA INFORMATION
   Kansas City, MO 64141-6663                             KIT.
   Attn: Flag Investors Short-Intermediate Income Fund, Inc.

I enclose a check for $_______ payable to "Flag Investors Short-Intermediate Income Fund, Inc." for the purchase of Class A Shares of the Fund. THE MINIMUM INITIAL PURCHASE IS $2,000, EXCEPT THAT THE MINIMUM INITIAL PURCHASE FOR SHAREHOLDERS OF ANY OTHER FLAG
INVESTORS FUND OR CLASS IS $500 AND THE MINIMUM INITIAL PURCHASE FOR PARTICIPANTS IN THE FUND'S AUTOMATIC INVESTING PLAN IS $250.
The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.
                                              ----------------------------------------
                                              YOUR ACCOUNT REGISTRATION (PLEASE PRINT)
                                              ----------------------------------------
Existing Account No., if any:   _______________

INDIVIDUAL OR JOINT TENANT                                                 GIFTS TO MINORS

------------------------------------------------------------------------   ---------------------------------------------------------
First Name                   Initial                Last Name              Custodian's Name (only one allowed by law)

------------------------------------------------------------------------   ---------------------------------------------------------
Social Security Number                                                     Minor's Name (only one)

------------------------------------------------------------------------   ---------------------------------------------------------
Joint Tenant                 Initial                Last Name              Social Security Number of Minor

                                                                           under the __________________ Uniform Gifts to Minors Act
                                                                                     State of Residence

CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.

------------------------------------------------------------------------   MAILING ADDRESS
Name of Corporation, Trust or Partnership

-------------------   -------------------                                  ---------------------------------------------------------
Tax ID Number         Date of Trust                                        Street

------------------------------------------------------------------------   ---------------------------------------------------------
Name of Trustees (If to be included in the Registration)                   City                                State        Zip

                                                                           (    )
------------------------------------------------------------------------   ---------------------------------------------------------
For the Benefit of                                                         Daytime Phone


                                              ----------------------------------------
                                                     LETTER OF INTENT (OPTIONAL)
                                              ----------------------------------------

[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Class A Shares of Flag Investors Short-Intermediate Income Fund, Inc. in an
aggregate amount at least equal to:
                                       [ ] $100,000           [ ] $500,000           [ ] $1,000,000

                                              ----------------------------------------
                                                  RIGHT OF ACCUMULATION (OPTIONAL)
                                              ----------------------------------------
List the Account numbers of other Flag Investors Funds (except Class B shares) that you or your immediate family already own that qualify for this purchase.
    Fund Name                     Account No.                           Owner's Name                               Relationship

____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
                                               ----------------------------------------
                                                       DISTRIBUTION OPTIONS
                                               ----------------------------------------
Please check the appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional Class A
Shares at no sales charge.
             INCOME DIVIDENDS                                              CAPITAL GAINS
             [ ] Reinvested in additional shares                           [ ] Reinvested in additional shares
             [ ] Paid in Cash                                              [ ] Paid in Cash

Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.
                                                                                                                                 A-1

                                                 -----------------------------------
                                                 AUTOMATIC INVESTING PLAN (OPTIONAL)
                                                 -----------------------------------
[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $_______for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)
MINIMUM INITIAL INVESTMENT: $250                                                                       ----------------------------
SUBSEQUENT INVESTMENTS (CHECK ONE):    [ ] Monthly ($100 MINIMUM)        [ ] Quarterly ($250 MINIMUM)  PLEASE ATTACH A VOIDED CHECK.
                                                                                                       ----------------------------
--------------------------------------------------      ---------------------------------------------------------------------------
Bank Name                                               Depositor's Signature                               Date

--------------------------------------------------      ---------------------------------------------------------------------------
Existing Flag Investors Fund Account No., if any        Depositor's Signature                               Date
                                                        (if joint acct., both must sign)
                                                -------------------------------------
                                                SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)
                                                -------------------------------------
[ ] Beginning the month of _______ , 19___ please send me checks on a ________________________________________________ monthly or quarterly basis, as indicated below, in the amount of $_______, Bank Name from Class A Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)


        FREQUENCY (CHECK ONE):  [ ] Monthly        [ ] Quarterly (January, April, July and October)
                                                       ----------------------
                                                       TELEPHONE TRANSACTIONS
                                                       ----------------------
I UNDERSTAND THAT I WILL AUTOMATICALLY HAVE TELEPHONE REDEMPTION PRIVILEGES (FOR AMOUNTS UP TO $50,000) AND TELEPHONE EXCHANGE
PRIVILEGES (WITH RESPECT TO OTHER FLAG INVESTORS FUNDS) UNLESS I MARK ONE OR BOTH OF THE BOXES BELOW:
           NO, I/WE DO NOT WANT:  [ ] Telephone exchange privileges  [ ] Telephone redemption privileges
Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

   Bank:                                                   Bank Account No.:
        ---------------------------------------------                       -------------------------------------------------------

Address:                                                  Bank Account Name:
        ---------------------------------------------                       -------------------------------------------------------
                                                ------------------------------------
                                                SIGNATURE AND TAXPAYER CERTIFICATION
                                                ------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
[THE FOLLOWING TEXT APPEARS IN A BOX]
THE FUND MAY BE REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY 31% OF ANY TAXABLE DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND
REDEMPTION PROCEEDS PAID TO ANY INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDERS WHO FAIL TO PROVIDE THE INFORMATION AND/OR
CERTIFICATIONS REQUIRED BELOW. THIS BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX, AND ANY AMOUNTS WITHHELD MAY BE CREDITED AGAINST
THE SHAREHOLDER'S ULTIMATE U.S. TAX LIABILITY.
BY SIGNING THIS APPLICATION, I HEREBY CERTIFY UNDER PENALTIES OF PERJURY THAT THE INFORMATION ON THIS APPLICATION IS COMPLETE AND
CORRECT AND THAT AS REQUIRED BY FEDERAL LAW: (PLEASE CHECK APPLICABLE BOXES)
[ ] U.S. CITIZEN/TAXPAYER:
    [ ] I CERTIFY THAT (1) THE NUMBER SHOWN ABOVE ON THIS FORM IS THE CORRECT SOCIAL SECURITY NUMBER OR TAX ID NUMBER AND (2) I AM
        NOT SUBJECT TO ANY BACKUP WITHHOLDING EITHER BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN
        NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
        ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.
    [ ] IF NO TAX ID NUMBER OF SOCIAL SECURITY NUMBER HAS BEEN PROVIDED ABOVE, I HAVE APPLIED, OR INTEND TO APPLY, TO THE IRS OR
        THE SOCIAL SECURITY ADMINISTRATION FOR A TAX ID NUMBER OR A SOCIAL SECURITY NUMBER, AND I UNDERSTAND THAT IF I DO NOT
        PROVIDE EITHER NUMBER TO THE TRANSFER AGENT WITHIN 60 DAYS OF THE DATE OF THIS APPLICATION OR IF I FAIL TO FURNISH MY
        CORRECT SOCIAL SECURITY NUMBER OR TAX ID NUMBER, I MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP WITHHOLDING ON DISTRIBUTIONS
        AND REDEMPTION PROCEEDS. (PLEASE PROVIDE EITHER NUMBER ON IRS FORM W-9. YOU MAY REQUEST SUCH FORM BY CALLING THE TRANSFER
        AGENT AT 800-553- 8080).
    [ ] NON-U.S. CITIZEN/TAXPAYER:
        INDICATED COUNTRY OF RESIDENCE FOR TAX PURPOSES:____________________
        UNDER PENALTIES OF PERJURY, I CERTIFY THAT I AM NOT A U.S. CITIZEN OR RESIDENT AND I AM AN EXEMPT FOREIGN PERSON AS DEFINED
        BY THE INTERNAL REVENUE SERVICE.
[END OF BOX]
-----------------------------------------------------------------------------------------------------------------------------------
I have received a copy of the Fund's prospectus dated May 1, 1997. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effective as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.


-----------------------------------------------------------------------------------------------------------------------------------
[THE FOLLOWING TEXT APPEARS IN A BOX]
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.
[END OF BOX]
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------    ---------------------------------------------------------------------------------------
Signature                       Date        Signature (if joint acct., both must sign)                                 Date
-----------------------------------------------------------------------------------------------------------------------------------
--------------------
FOR DEALER USE ONLY
--------------------
Dealer's Name:   _________________________________________________   Dealer Code:_________________________________________________

Dealer's Address:_________________________________________________   Branch Code:_________________________________________________

                 _________________________________________________

Representative:  _________________________________________________   Rep. No.:____________________________________________________

                                                                                                                                 A-2

             FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                               (Class A Shares)

                               Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202


            Distributor                           Independent Auditors
  ALEX. BROWN & SONS INCORPORATED                 DELOITTE & TOUCHE LLP
         One South Street                           117 Campus Drive
     Baltimore, Maryland 21202                 Princeton, New Jersey 08540
          1-800-767-FLAG

             Custodian                                 Fund Counsel
  PNC BANK, NATIONAL ASSOCIATION                MORGAN, LEWIS & BOCKIUS LLP
       Airport Business Park                       2000 One Logan Square
         200 Stevens Drive                   Philadelphia, Pennsylvania 19103
    Lester, Pennsylvania 19113


                                 Transfer Agent
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202
                                 1-800-553-8080

-----------------------------------------------------------------------------
                                     LOGO

                                 FLAG INVESTORS

                     SHORT-INTERMEDIATE INCOME FUND, INC.
                            (INSTITUTIONAL SHARES)

                   PROSPECTUS & APPLICATION -- MAY 1, 1997


-----------------------------------------------------------------------------


THIS MUTUAL FUND (THE "FUND") IS DESIGNED TO PROVIDE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL WITHIN AN INTERMEDIATE-TERM MATURITY STRUCTURE.

Institutional Shares of the Fund ("Institutional Shares") are available through your securities dealer or the Fund's transfer agent and may be purchased only by eligible institutions or by clients of investment advisory affiliates of Alex. Brown & Sons Incorporated. (See "How to Invest in Institutional Shares.")

This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated May 1, 1997 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

TABLE OF CONTENTS

Fund Expenses  .............................                               1
Financial Highlights  ......................                               2
Investment Program  ........................                               3
Investment Restrictions  ...................                               5
How to Invest in Institutional Shares  .....                               5
How to Redeem Institutional Shares  ........                               6
Telephone Transactions  ....................                               6
Dividends and Taxes  .......................                               7
Management of the Fund  ....................                               7
Investment Advisor  ........................                               8
Distributor  ...............................                               8
Custodian, Transfer Agent and Accounting
  Services .................................                               8
Performance Information  ...................                               9
General Information  .......................                               9
Application  ...............................                             A-1

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203
-----------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-----------------------------------------------------------------------------

FUND EXPENSES
------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Charge Imposed on Purchases  (as a percentage of offering price)  ....................  None
Maximum Sales Charge Imposed on Reinvested Dividends  (as a percentage of offering price)  .........  None
Maximum Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, whichever is lower) ..............................................................................  None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets):
Management Fees (net of fee waivers)  ..............................................................  0.07%*
12b-1 Fees  ........................................................................................  None
Other Expenses  ....................................................................................  0.38%
                                                                                                     -------
Total Fund Operating Expenses (net of fee waivers)  ................................................  0.45%*
                                                                                                     =======

------
* The Fund's investment advisor currently intends to waive its fee or reimburse the Fund on a voluntary basis, to the extent required so that Total Fund Operating Expenses do not exceed .45% of the Institutional Shares' average daily net assets. Absent fee waivers, Management Fees would be .35% and Total Fund Operating Expenses would be .73% of the Institutional Shares' average daily net assets.

EXAMPLE:                                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------                                                     ----------   -----------    -----------   ------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
  of each time period:* ...................................       $5           $14           $25            $57

------
* Absent fee waivers, expenses would be higher.

THE EXPENSES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly and indirectly. A person who purchases Institutional Shares through a financial institution may be charged separate fees by the financial institution.

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------

   The Fund has offered the Institutional Shares since November 2, 1995. However, the Fund has offered another class of shares since 1991. Historical financial information about the Fund is not fully applicable to the Institutional Shares because the expenses paid by the Fund in the past differ from those the Institutional Shares will incur. (See "Fund Expenses.") Nevertheless, historical information about the Fund may be useful to investors if they take into account the differences in expenses. Accordingly, the financial highlights included in this table have been derived from the Fund's financial statements for the periods indicated and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the fiscal year ended December 31, 1996 and the report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended December 31, 1996 which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-----------------------------------------------------------------------------

                                            Institutional
                                                Shares                                    Class A Shares
                                  ---------------------------------  -----------------------------------------------------------
                                    For the Year   For the Period                                              For the Period
                                       Ended     November 2, 1995(1)     For the Year Ended December 31,       May 13, 1991(1)
                                    December 31,       through       ----------------------------------------      through
                                        1996      December 31, 1995    1995      1994      1993       1992    December 31, 1991
                                   -------------- -----------------  --------- --------- ---------- --------- -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of
  period .........................   $    10.58      $   10.42       $   9.62  $  10.57  $   10.37  $  10.54     $    10.00
                                     ----------      ---------       --------  --------  ---------  --------     ----------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income  ...........         0.59           0.09           0.62      0.57       0.57      0.63           0.32
Net realized and unrealized
  gain/(loss) on investments .....        (0.17)          0.12           0.84     (0.92)      0.34     (0.05)          0.64
                                     ----------      ---------       --------  --------  ---------  --------     ----------
Total from Investment Operations .         0.42           0.21           1.46     (0.35)      0.91      0.58           0.96
                                     ----------      ---------       --------  --------  ---------  --------     ----------
LESS DISTRIBUTIONS:
Dividends from net investment income
  and short-term gains ...........         0.62          (0.05)         (0.60)    (0.57)     (0.69)    (0.75)         (0.42)
Return of capital  ...............           --             --             --     (0.03)        --        --             --
Distributions from net
  realized long-term gains .......           --             --             --        --      (0.02)       --             --
                                     ----------      ---------       --------  --------  ---------  --------     ----------
Total distributions  .............        (0.62)         (0.05)         (0.60)    (0.60)     (0.71)    (0.75)         (0.42)
                                     ----------      ---------       --------  --------  ---------  --------     ----------
Net asset value at end of period .   $    10.38       $  10.58       $  10.48  $   9.62  $   10.57  $  10.37     $    10.54
                                     ==========      =========       ========  ========  =========  ========     ==========
TOTAL RETURN(2)  .................         4.20%         12.47%(3)      15.43%    (3.32)%     8.98%     5.68%          9.79%(3)
RATIOS TO AVERAGE DAILY NET ASSETS:
EXPENSES(4)  .....................         0.45%          0.45%(3)       0.70%     0.70%      0.70%     0.70%          0.70%(3)
Net investment income(5)  ........         6.35%          6.52%(3)       6.00%     5.57%      5.43%     6.01%          5.97%(3)
SUPPLEMENTAL DATA:
Net assets at end of period (000) .  $   17,507       $  2,186       $ 67,116  $ 78,789  $ 112,520  $ 78,706     $   64,327
Portfolio turnover rate  .........           42%            46%            46%       50%        86%      107%            46%

-------------------------------------------------------------------------------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.
(4) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 0.93%, 0.84%, 0.85%, 0.87% and 1.73% (annualized) for the Class A Shares for the years ended December 31, 1995, 1994, 1993 and 1992, and for the period ended December 31, 1991, respectively and 0.76% and 0.72% (annualized) for the Institutional Shares for the year ended December 31, 1996 and the period ended December 31, 1995, respectively.
(5) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 5.77%, 5.43%, 5.28%, 5.83% and 4.94% (annualized) for the Class A Shares for the years ended December 31, 1995, 1994, 1993 and 1992 and for the period ended December 31, 1991, respectively and 6.04% and 6.27% (annualized) for the Institutional Shares for the year ended December 31, 1996 and the period ended December 31, 1995, respectively.

INVESTMENT PROGRAM
-----------------------------------------------------------------------------

INVESTMENT OBJECTIVE, POLICIES AND RISK
CONSIDERATIONS

   The Fund's investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. This investment objective is a fundamental policy and may not be changed without shareholder approval.

   In seeking this objective the Fund will, under normal circumstances, invest at least 65% of its total assets in U.S. Government Securities (including certain mortgage-backed securities) and in collateralized mortgage obligations ("CMOs") and corporate debt securities. The Fund may also invest in other asset-backed securities and (subject to an overall 20% limit) non-U.S. dollar-denominated securities. Quality criteria applicable to certain of the Fund's investments are as follows:

           Type of Permitted Investment             Minimum Rating(1)
           ----------------------------         S&P(2)           Moody's(3)
                                                ------           ----------
U.S. Government and Agency
  Securities .............................         N/A               N/A
CMO's  ...................................       AAA(4)            Aaa(4)
Corporate Debt  ..........................   A or better(4)    A or better(4)
Other Asset-Backed Securities  ...........       AAA(4)            Aaa(4)
Securities of Non-U.S. Governmental
  Issuers ................................       AAA(4)            Aaa(4)
Securities of Designated International
  Organizations ..........................       AAA(4)            Aaa(4)
Non-Dollar U.S. Government
  Securities .............................       AAA(4)            Aaa(4)
Securities of Foreign Corporations  ......       AAA(4)            Aaa(4)

------
1 In the event any security owned by the Fund is downgraded, the Fund's investment advisor (the "Advisor") will review the situation and take appropriate action, but will not be automatically required to sell any such security. For a discussion of the above ratings, see the Appendix to the Statement of Additional Information.
2 Standard & Poor's Ratings Group.
3 Moody's Investors Service, Inc.
4 Or, if unrated, determined to be of comparable quality by the Fund's investment advisor.

   Under normal circumstances the Fund's portfolio will have a dollar weighted expected average maturity of approximately three to five years and a maximum dollar weighted average duration of four years. For purposes of determining the dollar weighted expected average maturity of the Fund's portfolio, the maturity of a mortgage-backed security will be deemed to be equal to its assumed life, in recognition of the fact that such securities are subject to prepayment.

   To meet its short-term liquidity needs, the Fund may invest in repurchase agreements with respect to U.S. Treasury securities, in variable amount master demand notes and in commercial paper rated A-1 by S&P or Prime-1 by Moody's, or if not rated, determined to be of comparable quality by the Fund's investment advisor (the "Advisor"). For temporary, defensive purposes, the Fund may invest up to 100% of its assets in such instruments.

     U.S. GOVERNMENT SECURITIES. U.S. Government securities include obligations issued and backed by the full faith and credit of the United States Treasury, as well as obligations issued by agencies or instrumentalities of the U.S. Government (including securities of the Government National Mortgage Association ("GNMA")). These obligations may or may not be backed by the full faith and credit of the U.S. Government. Certain agencies or instrumentalities of the U.S. Government (such as the United States Postal Service) have the right to borrow from the United States Treasury to meet their obligations, but in other instances the obligations of the issuing agency or instrumentality (such as the Federal Farm Credit System and the Federal National Mortgage Association ("FNMA")) are supported only by the credit of the agency or instrumentality.

   MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are obligations backed by mortgage loans made by lenders, such as commercial banks and savings and loan institutions, and then assembled into pools for sale to investors. One type of mortgage-backed security in which the Fund may invest is a pass-through certificate that provides monthly payments to the certificate holders, consisting of both interest and principal payments, which in effect "pass-through" the monthly interest and principal payments made on the underlying mortgage loans. These certificates are backed as to the timely payment of principal and interest by GNMA, FNMA and the Federal Home Loan Mortgage Corporation. See "U.S. Government Securities" above.

   Mortgage-backed securities may also take the form of a CMO, a bond or similar obligation backed by pools of mortgages. A CMO is not insured or guaranteed by the agency or instrumentality of the U.S. Government which issues the mortgage-backed securities that collateralize the CMO. Payment of principal and interest on the underlying mortgages, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. If there is a default in the payment of principal and interest there can be no assurance that the underlying collateral will be sufficient to effect full repayment. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.

   ASSET-BACKED SECURITIES. The Fund may also invest in securities backed by assets other than mortgages, including company receivables, truck and auto loans, leases, and credit card receivables, subject to certain quality requirements. Through the use of trusts and special purpose corporations, these types of assets are being securitized in pass-through structures similar to the mortgage pass-through structure or in pay-through structures similar to the CMO structure, both as described above. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities do not generally have the benefit of the same security interest in the related collateral as either mortgage-backed securities or CMOs, and may therefore present certain risks not associated with other such securities.

   VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria discussed above. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

   NON-U.S. DOLLAR-DENOMINATED SECURITIES. Non-U.S. dollar-denominated securities include debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (i) foreign national, provincial, state or municipal governments or their political subdivisions; (ii) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Steel and Coal Community); (iii) the U.S. Government (non-dollar securities only); and (iv) foreign corporations.

   FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund is authorized to use forward foreign currency exchange contracts to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is entered into. The Fund may use such forward contracts only under two circumstances. First, if the Advisor believes the Fund should fix the U.S. dollar price of the foreign security when the Fund enters into a contract for the purchase or sale, at a future date, of a security denominated in a foreign currency, the Fund may enter into forward contracts. Second, if the Advisor believes the Fund should hedge against risk of loss in the value of those portfolio securities denominated in foreign currencies, the Fund may enter into a forward contract to sell or purchase an amount of the foreign currency approximating the value of some or all of those securities.

   RULE 144A SECURITIES. Subject to the Fund's overall investment limitations on investing in illiquid securities and restricted securities, the Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the Securities Act of 1933, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market in these securities may affect their value. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.

   REPURCHASE AGREEMENTS. The Fund may agree to purchase U.S. Treasury securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

   PURCHASE OF WHEN-ISSUED SECURITIES. From time to time, in the ordinary course of business, the Fund may purchase securities, at the current market value of the securities, on a forward commitment or "when-issued" basis. A segregated account of the Fund, consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a forward commitment or "when-issued" basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable. The value of securities so purchased or sold is subject to market fluctuation and no interest accrues to the purchaser during this period.

   RISK CONSIDERATIONS. The market value of the Fund's debt securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding debt securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Prices of longer term securities generally increase or decrease more sharply in response to interest rate changes than those of shorter term securities. Mortgage-backed securities are subject to special risks because some or conceivably all of the underlying mortgages may be prepaid, especially during periods of declining interest rates. These prepayments are passed through to holders of mortgage-backed securities who may then have to reinvest at lower interest rates. Moreover, the possibility of prepayment makes it difficult to assess the actual maturity and duration of mortgage-backed securities, which, in turn, makes it difficult to predict both the direction and magnitude of changes in the value of mortgage-backed securities in response to changes in interest rates.

   Purchasing foreign securities may subject the Fund to additional risks associated with the holding of property abroad. Such risks include future political and economic developments, currency fluctuations, the possible withholding of tax payments, the possible seizure or nationalization of foreign assets, the possible establishment of exchange controls or the adoption of other foreign government restrictions which might adversely affect the payment of principal or interest on foreign securities held by the Fund.

INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------
   The Fund's investment program is subject to a number of restrictions that reflect both self-imposed standards and federal regulatory limitations. The following investment restrictions numbered 1 and 2 are matters of fundamental policy and may not be changed without shareholder approval. Investment restriction number 3 may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

2) Invest more than 5% of its total assets in the securities of any single issuer or acquire more than 10% of the voting securities of any issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer); and

3) Invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

HOW TO INVEST IN INSTITUTIONAL SHARES
-------------------------------------------------------------------------------
   Institutions (e.g., banks and trust companies, savings institutions, corporations, insurance companies, investment counselors, pension funds, employee benefit plans, trusts, estates and educational, religious and charitable institutions) and clients of investment advisory affiliates of Alex. Brown & Sons Incorporated ("Alex. Brown" or the "Distributor") may purchase Institutional Shares through Alex. Brown, through any securities dealer that is authorized to distribute Institutional Shares ("Participating Dealers"), or by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, as instructed in the Application.

   The minimum initial investment in Institutional Shares is $500,000, except that the minimum initial investment is $1,000,000 for qualified retirement plans. There is no minimum for clients of investment advisory affiliates of Alex. Brown or for subsequent investments. The Fund reserves the right to suspend the sale of Institutional Shares at any time at the discretion of Alex. Brown and the Advisor.

   Orders for purchases of Institutional Shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for Institutional Shares will be executed at the net asset value per share next determined after receipt of the purchase order. Purchases made through Alex. Brown or a Participating Dealer must be in accordance with such entity's payment procedures. Alex. Brown may, in its sole discretion, refuse to accept any purchase order.

   The net asset value per share is determined once daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Advisor to be over-the-counter, are valued at the quoted bid prices provided by principal market makers. If a portfolio security is traded primarily on a national exchange on the valuation date, the last quoted sale price is generally used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Such procedures may include the use of an independent pricing service that uses prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

PURCHASES BY EXCHANGE

   Shareholders of other Flag Investors funds that offer Institutional shares may exchange their Institutional shares of those funds for an equal dollar amount of Institutional Shares. The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time), or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

   The exchange privilege may be exercised by notifying the Fund's transfer agent (the "Transfer Agent") by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) (see "Telephone Transactions" below) or by regular or express mail at its address listed on the inside back cover of this Prospectus.

   The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice to shareholders.

OTHER INFORMATION

   Periodic statements of account from the Fund will reflect all dividends, purchases and redemptions of Institutional Shares.

   In the interest of economy and convenience and because of the operating procedures for the Institutional Shares, certificates representing such shares will not be issued. All purchases of Institutional Shares are confirmed and credited to the shareholder's account on the Fund's books maintained by the Transfer Agent or its agents. Shareholders will have the same rights and ownership with respect to such shares as if certificates had been issued.

HOW TO REDEEM INSTITUTIONAL SHARES
-------------------------------------------------------------------------------
   Shareholders may redeem all or part of their Institutional Shares on any Business Day by transmitting a redemption order through the Distributor or a Participating Dealer, or by regular or express mail to the Transfer Agent at its address listed on the inside back cover of this Prospectus. Shareholders may also redeem Institutional Shares by telephone (in amounts up to $500,000). (See "Telephone Transactions" below.) A redemption request is effected at the net asset value per share next determined after receipt of the order in proper form. Redemption orders received after 4:00 p.m. (Eastern
Time), or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Institutional Shares will be made by wire transfer of funds to the shareholder's bank, or to a Participating Dealer, as appropriate, upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances within three Business Days.

   Dividends payable up to the date of the redemption of Institutional Shares will be paid on the next dividend payment date. If all of the Institutional Shares in an account have been redeemed on the dividend payment date, the dividend will be remitted by wire to the shareholder's bank or to a Participating Dealer, as appropriate.

   The Fund has the power, under its Articles of Incorporation, to redeem shareholder accounts amounting to less than $500 upon 60 days' written notice. Shares will not be redeemed involuntarily as a result of a decline in net asset value alone.

TELEPHONE TRANSACTIONS
-------------------------------------------------------------------------------
   Shareholders may exercise the exchange privilege with respect to other
Flag Investors funds, or redeem Institutional Shares in amounts up to $500,000, by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed on the inside back cover of this Prospectus. Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value as next determined on the following Business Day.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by express mail or facsimile. (See "How to Invest in Institutional Shares -- Purchases by Exchange" and "How to Redeem Institutional Shares.")

DIVIDENDS AND TAXES
-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (including net short-term capital gains) in the form of monthly dividends. The Fund may distribute to shareholders any net capital gains (net long-term capital gains less net short-term capital losses) on an annual basis, or alternatively, may elect to retain net capital gains and pay tax thereon.

   Unless the shareholder elects otherwise, all income dividends and net capital gains distributions, if any, will be reinvested in additional Institutional Shares at net asset value. Shareholders may elect to terminate automatic reinvestment by giving written instructions to the Transfer Agent, either directly or through their Participating Dealer, at least five days before the next date on which dividends or distributions will be paid.

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes. The Statement of Additional Information sets forth further information regarding taxes.

   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Generally, as long as the Fund qualifies for this tax treatment, it will be relieved of U.S. federal income tax on amounts distributed to shareholders, but U.S. shareholders, unless otherwise exempt, will pay income or capital gains tax on the amounts so distributed, regardless of whether such distributions are paid in cash or reinvested in additional Institutional Shares.

   Distributions from the Fund out of net capital gains (the excess of long-term capital gains over short-term capital losses), if any, are treated by shareholders as long-term capital gains regardless of the length of time the shareholder has held the Institutional Shares. All other income distributions are taxed to shareholders as ordinary income. Distributions from the Fund generally will not qualify for the corporate dividends received deduction.

   Ordinarily, shareholders will include all dividends declared by the Fund in income in the year of payment. However, dividends declared payable to shareholders of record in December of one year but paid in January of the following year, will be deemed to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.

   Investors purchasing Institutional Shares just prior to a distribution will be taxable on the entire amount of the distribution received, even though the net asset value per share on the date of such purchase may have reflected the amount of such forthcoming distribution.

   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

   Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year.

   The sale, exchange or redemption of Institutional Shares is a taxable event for the shareholder.

MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------
   The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, custodian and transfer agent. A majority of the Directors are not affiliated with the Distributor or the Advisor.

   The Fund's Directors and officers are as follows:

 Richard T. Hale        Chairman   M. Elliott Randolph, Jr.   President
 Charles W. Cole, Jr.   Director   Paul D. Corbin             Executive Vice President
 James J. Cunnane       Director   Edward J. Veilleux         Vice President
 John F. Kroeger        Director   Gary V. Fearnow            Vice President
 Louis E. Levy          Director   Monica M. Hausner          Vice President
 Eugene J. McDonald     Director   Scott J. Liotta            Vice President and Secretary
 Rebecca W. Rimel       Director   Joseph A. Finelli          Treasurer
 Truman T. Semans       Director   Laurie D. Collidge         Assistant Secretary
 Carl W. Vogt           Director

INVESTMENT ADVISOR
-------------------------------------------------------------------------------
   Investment Company Capital Corp. ("ICC" or the "Advisor"), an indirect subsidiary of Alex. Brown Incorporated, is the Fund's investment advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $5.7 billion of net assets as of December 31, 1996.

   ICC is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors.

   As compensation for its services for the fiscal year ended December 31, 1996, ICC received a fee (net of fee waivers) equal to .07% of the Fund's average daily net assets. ICC currently intends to waive, on a voluntary basis, its annual fee to the extent necessary so that the Fund's annual expenses do not exceed .45% of the Institutional Shares' average daily net assets.

   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")

PORTFOLIO MANAGERS

   Messrs. M. Elliott Randolph, Jr., the Fund's President, and Paul D. Corbin, the Fund's Executive Vice President, have shared primary responsibility for managing the Fund's assets since inception.

   M. Elliott Randolph has nearly 23 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1988-1991 he was a Principal with Monument Capital Management, Inc.

   Paul D. Corbin has 19 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.

DISTRIBUTOR
-------------------------------------------------------------------------------

   Alex. Brown & Sons Incorporated ("Alex. Brown" or the "Distributor") acts as distributor of the Fund's shares. Alex. Brown is an investment banking firm that offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan. Alex. Brown receives no compensation for distributing the Institutional Shares.

   Alex. Brown bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to other than Fund shareholders.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
-------------------------------------------------------------------------------
   Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 1996, ICC received a fee equal to .06% of the Fund's average daily net assets. (See the Statement of Additional Information.) PNC Bank, National Association, a national banking association, acts as custodian of the Fund's assets.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

   From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to relevant indices. Any quotations of yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. All advertisements of performance will show the average annual total return over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

   If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Intermediate Aggregate Bond Index, the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government Corporate Intermediate-Term Bond Index. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

   Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund.
Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which Institutional Shares may be purchased, although not included in calculations of performance, will reduce performance results.

GENERAL INFORMATION
-------------------------------------------------------------------------------
DESCRIPTION OF SHARES

   The Fund is an open-end diversified management investment company incorporated under the laws of the State of Maryland on April 16, 1990 and is authorized to issue 60 million shares of capital stock, par value of $.001 per share, all of which shares are designated common stock. Each share has one vote and shall be entitled to dividends and distributions when and if declared by the Fund. In the event of liquidation or dissolution of the Fund, each share would be entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year- end of the Fund is December 31. Prior to February 14, 1997, the Fund was known as Flag Investors Intermediate-Term Income Fund, Inc.

   The shares offered by this Prospectus have been designated "Flag Investors Short-Intermediate Income Fund Institutional Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have two other classes of shares in addition to the shares offered hereby: "Flag Investors Short-Intermediate Income Fund Class A Shares" and "Alex. Brown Capital Advisory & Trust Short-Intermediate Income Shares." Additional information concerning the Fund's other classes may be obtained by calling the Distributor at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Institutional Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but to the extent the classes have different distribution fees or sales load structures, the net asset value per share of the classes may differ at times.

ANNUAL MEETINGS

   Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.

REPORTS

   The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.

SHAREHOLDER INQUIRIES

   Shareholders with inquiries concerning their Institutional Shares should contact the Fund at (800) 767- FLAG, the Transfer Agent at (800) 553-8080 or a Participating Dealer, as appropriate.

                                         FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.
                                                       (INSTITUTIONAL SHARES)
                                                       NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------------------------------------------------------------
SEND COMPLETED APPLICATION BY OVERNIGHT CARRIER TO:      FOR ASSISTANCE IN COMPLETING THIS APPLICATION PLEASE CALL: 1-800-553-8080,
  Alex. Brown & Sons Incorporated/Flag Investors Funds   MONDAY  THROUGH FRIDAY, 8:30 A.M. TO 5:30 P.M. (EASTERN TIME).
  1004 Baltimore Avenue, 4th Floor
  Kansas City, MO 64105
  Attn: Flag Investors Short-Intermediate Income Fund, Inc.
IF YOU ARE PAYING BY CHECK, MAKE CHECK PAYABLE TO "FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC." AND MAIL WITH THIS
APPLICATION.
IF YOU ARE PAYING BY WIRE, SEE INSTRUCTIONS BELOW.
-----------------------------------------------------------------------------------------------------------------------------------
                                             -----------------------------------------
                                              YOUR ACCOUNT REGISTRATION (PLEASE PRINT)
                                             -----------------------------------------
NAME ON ACCOUNT                                               MAILING ADDRESS

---------------------------------------------------------     ---------------------------------------------------------------------
Name of Corporation, Trust or Partnership                     Name of Individual to Receive Correspondence

--------------------------------------                        ---------------------------------------------------------------------
Tax ID Number                                                 Street

[ ] Corporation [ ] Partnership [ ] Trust                     ---------------------------------------------------------------------
                                                              City                                                 State        Zip
[ ] Non-Profit or Charitable Organization [ ] Other______     (  )
                                                              ---------------------------------------------------------------------
If a Trust, please provide the following:                     Daytime Phone

-----------------------------------------------------------------------------------------------------------------------------------
Date of Trust                                           For the Benefit of

-----------------------------------------------------------------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)
                                                         ------------------
                                                         INITIAL INVESTMENT
                                                         ------------------
THE MINIMUM INITIAL PURCHASE FOR THE INSTITUTIONAL SHARES OF THE FUND IS $500,000, EXCEPT THAT THE MINIMUM INITIAL PURCHASE IS
$1,000,000 FOR QUALIFIED RETIREMENT PLANS. THERE IS NO MINIMUM FOR CLIENTS OF INVESTMENT ADVISORY AFFILIATES OF ALEX. BROWN.
Indicate the amount to be invested and the method of payment:
______ A. By Mail: Enclosed is a check in the amount of $______ payable to Flag Investors Short-Intermediate Income Fund, Inc.
______ B. By Wire: A bank wire in the amount of $______has been sent from ________________   ______________________________________
                                                                              Name of Bank                      Wire Control Number
WIRE INSTRUCTIONS
         Follow the instructions below to arrange for a wire transfer for initial investment:
         o Send completed Application by overnight carrier to Alex. Brown & Sons Incorporated/Flag Investors Funds at the address listed above.
         o Call 1-800-553-8080 to obtain new investor's Fund account number.
         o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:
            IFTC
            a/c Alex. Brown & Sons Incorporated/Flag Investors Funds
            Acct. # 7528175
            ABA # 1010-0362-1
            Kansas City, Missouri 64105
         Please include the following information in the wire:
         o  Flag Investors Short-Intermediate Income Fund, Inc. -- Institutional Shares
         o  "For further credit to ____________________________________________."
                                         (Investor's Fund Account Number)

                                                        --------------------
                                                        DISTRIBUTION OPTIONS
                                                        --------------------
Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional
Institutional Shares of the Fund.
             INCOME DIVIDENDS                                            CAPITAL GAINS
             [ ] Reinvested in additional shares                          [ ] Reinvested in additional shares
             [ ] Paid in cash                                             [ ] Paid in cash
                                                       ----------------------
                                                       TELEPHONE TRANSACTIONS
                                                       ----------------------
I UNDERSTAND THAT I WILL AUTOMATICALLY HAVE TELEPHONE REDEMPTION PRIVILEGES (FOR AMOUNTS UP TO $500,000) AND EXCHANGE PRIVILEGES
(WITH RESPECT TO INSTITUTIONAL SHARES OF OTHER FLAG INVESTORS FUNDS) UNLESS I MARK ONE OR BOTH OF THE BOXES BELOW:
      NO, I DO NOT WANT:   [ ] Telephone redemption privileges     [ ] Telephone exchange privileges
                        Redemptions effected by telephone will be wired to the bank account designated below.
                                                 ---------------------------------
                                                      BANK ACCOUNT DESIGNATION
                                                  (THIS SECTION MUST BE COMPLETED)
                                                 ---------------------------------
Please attach a blank, voided check to provide account and bank routing information.

-----------------------------------------------------------------------------------------------------------------------------------
Name of Bank                                                       Branch

-----------------------------------------------------------------------------------------------------------------------------------
Bank Address                                                       City/State/Zip

-----------------------------------------------------------------------------------------------------------------------------------
Name(s) on Account

-----------------------------------------------------------------------------------------------------------------------------------
Account Number                                                     A.B.A. Number
                                                                                                                                 A-1


                                              -----------------------------------------
                                              ACKNOWLEDGMENT, CERTIFICATE AND SIGNATURE
                                              -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
[THE FOLLOWING TEXT APPEARS IN A BOX]
THE FUND MAY BE REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY 31% OF ANY TAXABLE DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND
REDEMPTION PROCEEDS PAID TO ANY INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDERS WHO FAIL TO PROVIDE THE INFORMATION AND/OR
CERTIFICATIONS REQUIRED BELOW. THIS BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX, AND ANY AMOUNTS WITHHELD MAY BE CREDITED AGAINST
THE SHAREHOLDER'S ULTIMATE U.S. TAX LIABILITY.
BY SIGNING THIS APPLICATION, I HEREBY CERTIFY UNDER PENALTIES OF PERJURY THAT THE INFORMATION ON THIS APPLICATION IS COMPLETE AND
CORRECT AND THAT AS REQUIRED BY FEDERAL LAW: (PLEASE CHECK APPLICABLE BOXES)
[ ] U.S. CITIZEN/TAXPAYER:
    [ ] I CERTIFY THAT (1) THE NUMBER SHOWN ABOVE ON THIS FORM IS THE CORRECT TAX ID NUMBER AND (2) I AM NOT SUBJECT TO ANY BACKUP
        WITHHOLDING EITHER BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE
        SERVICE ("IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C)
        THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.
    [ ] IF NO TAX ID NUMBER HAS BEEN PROVIDED ABOVE, I HAVE APPLIED, OR INTEND TO APPLY, TO THE IRS FOR A TAX ID NUMBER, AND I
        UNDERSTAND THAT IF I DO NOT PROVIDE SUCH NUMBER TO THE TRANSFER AGENT WITHIN 60 DAYS OF THE DATE OF THIS APPLICATION OR IF I
        FAIL TO FURNISH MY CORRECT TAX ID NUMBER, I MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP WITHHOLDING ON DISTRIBUTIONS AND
        REDEMPTION PROCEEDS. (PLEASE PROVIDE YOUR TAX ID NUMBER ON IRS FORM W-9. YOU MAY REQUEST SUCH FORM BY CALLING THE TRANSFER
        AGENT AT 800-553-8080).
    [ ] NON-U.S. CITIZEN/TAXPAYER: INDICATED COUNTRY OF RESIDENCE FOR TAX PURPOSES:
UNDER PENALTIES OF PERJURY, I CERTIFY THAT I AM NOT A U.S. CITIZEN OR RESIDENT AND I AM AN EXEMPT FOREIGN PERSON AS DEFINED BY THE
INTERNAL REVENUE SERVICE.
[END OF BOX]
-----------------------------------------------------------------------------------------------------------------------------------
I have received a copy of the Fund's prospectus dated May 1, 1997. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.
-----------------------------------------------------------------------------------------------------------------------------------
[THE FOLLOWING TEXT APPEARS IN A BOX]
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.
[END OF BOX]
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE OF CORPORATE OFFICER, GENERAL PARTNER, TRUSTEE, ETC.                         DATE

-----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE OF CORPORATE OFFICER, GENERAL PARTNER, TRUSTEE, ETC.                         DATE
                                            --------------------------------------------
                                            PERSON(S) AUTHORIZED TO CONDUCT TRANSACTIONS
                                            --------------------------------------------
The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any _______* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.

---------------------------------------------------------       -------------------------------------------------------------------
Name/Title                                                      Signature                                        Date

---------------------------------------------------------       -------------------------------------------------------------------
Name/Title                                                      Signature                                        Date

---------------------------------------------------------       -------------------------------------------------------------------
Name/Title                                                      Signature                                        Date

---------------------------------------------------------       -------------------------------------------------------------------
Name/Title                                                      Signature                                        Date
The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC")
may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of
ICC.
*      If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of
       Authorized Persons indicated in this space.

                                                      ------------------------
                                                      CERTIFICATE OF AUTHORITY
                                                      ------------------------
INVESTORS MUST COMPLETE ONE OF THE FOLLOWING TWO CERTIFICATES OF AUTHORITY.
Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)
I _____________________________, Secretary of the above-named investor, do hereby certify that at a meeting on _________________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1)
empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the
Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.
Witness my hand and seal on behalf of the investor:
this ______ day of ______, 199__        Secretary _________________________________________________________________________________
The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.

-----------------------------------------------------------------------------------------------------------------------------------
Signature and title                                                                              Date
Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)
The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this
Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

-----------------------------------------------------------------------------------------------------------------------------------
Signature and title                                                                              Date

-----------------------------------------------------------------------------------------------------------------------------------
Signature and title                                                                              Date
A-2

             FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.
                            (Institutional Shares)

           Investment Advisor                          Distributor
    INVESTMENT COMPANY CAPITAL CORP.         ALEX. BROWN & SONS INCORPORATED
            One South Street                        One South Street
        Baltimore, Maryland 21202               Baltimore, Maryland 21202
                                                   1-800-767-FLAG

             Transfer Agent                       Independent Auditors
    INVESTMENT COMPANY CAPITAL CORP.             DELOITTE & TOUCHE LLP
            One South Street                        117 Campus Drive
        Baltimore, Maryland 21202               Princeton, New Jersey 08540
             1-800-553-8080

                Custodian                             Fund Counsel
     PNC BANK, NATIONAL ASSOCIATION            MORGAN, LEWIS & BOCKIUS LLP
          Airport Business Park                   2000 One Logan Square
            200 Stevens Drive                Philadelphia, Pennsylvania 19103
       Lester, Pennsylvania 19113

                                     LOGO

                                 ALEX. BROWN
                               CAPITAL ADVISORY
                                   & TRUST
                       SHORT-INTERMEDIATE INCOME SHARES
       (A CLASS OF FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.)


   This mutual fund (the "Fund") is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. The Fund will invest exclusively in high quality debt securities, primarily U.S. Government securities (including agency securities), corporate bonds, collateralized mortgage obligations and other asset-backed securities. Under normal circumstances, the dollar weighted expected average maturity of the portfolio will be approximately three to five years and the maximum dollar weighted average duration will be four years. (See "Investment Program.")


   Alex. Brown Capital Advisory & Trust Shares of the Fund ("ABCAT Shares") are available solely for the discretionary accounts of Alex. Brown Capital Advisory & Trust Company and its affiliates. (See "How to Invest in ABCAT Shares.")

   This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated May 1, 1997 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-3524.

-----------------------------------------------------------------------------
THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is May 1, 1997

                                 ALEX. BROWN
                               CAPITAL ADVISORY
                                   & TRUST
                              SHORT-INTERMEDIATE
                                INCOME SHARES

       (A CLASS OF FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.)

                               One South Street
                          Baltimore, Maryland 21202

                              TABLE OF CONTENTS



                                                                        Page
 1. Fund Expenses  .....................................                 2
 2. Financial Highlights  ..............................                 3
 3. Investment Program  ................................                 5
 4. Investment Restrictions  ...........................                 9
 5. How to Invest in ABCAT Shares  .....................                10
 6. How to Redeem ABCAT Shares  ........................                11
 7. Dividends and Taxes  ...............................                11
 8. Management of the Fund  ............................                13
 9. Investment Advisor  ................................                13
10. Distributor  .......................................                14
11. Custodian, Transfer Agent and Accounting Services ..                15
12. Performance Information  ...........................                15
13. General Information  ...............................                16


=============================================================================
1. FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:
 (as a percentage of offering price)
-----------------------------------------------------------------------------

Maximum Sales Charge Imposed on Purchases  ..............              None
Maximum Sales Charge Imposed on Reinvested Dividends  ...              None
Maximum Deferred Sales Charge  ..........................              None

-----------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average daily net assets)
-----------------------------------------------------------------------------

Management Fees (net of fee waivers)  .................            0.07%*
12b-1 Fees  ...........................................              None
Other Expenses  .......................................            0.38%
                                                                   ------
Total Fund Operating Expenses (net of fee waivers)  ...            0.45%*
                                                                   ======

-----------------------------------------------------------------------------

*Alex. Brown Capital Advisory & Trust Company intends, consistent with applicable legal requirements, to reimburse its clients at the account level in an amount such that the additional cost for client assets invested in ABCAT Shares is .20%. Absent this arrangement, clients would be subject to the expenses of the Fund shown above. In this regard, the Fund's investment advisor currently intends to waive its fee or to reimburse the Fund, on a voluntary basis, to the extent required so that Total Fund Operating Expenses do not exceed .45% of the ABCAT Shares' average daily net assets. Absent fee waivers, Management Fees would be .35% and Total Fund Operating Expenses would be .68% of the ABCAT Shares' average daily net assets.


EXAMPLE:

You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual
return and (2) redemption at the end of each
time period:*                                         1 year       3 years       5 years       10 years
--------------------------------------------------------------------------------------------------------
                                                        $5           $14           $25            $57



-----------------------------------------------------------------------------
*Absent fee waivers, expenses would be higher.


   THE EXPENSES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly and indirectly. (For more complete descriptions of the various costs and expenses, see "How to Invest in ABCAT Shares," "Investment Advisor" and "Distributor.") The ABCAT Shares have not been offered prior to the date of this Prospectus. Accordingly, the Expenses and Example appearing in the table above are based on the Fund's expenses (net of fee waivers) for the Flag Investors Class A Shares, another class of shares offered by the Fund, for the fiscal year ended December 31, 1996, less 12b-1 fees of .25%.

=============================================================================
2. Financial Highlights
 .............................................................................


   The Fund has not offered the ABCAT Shares prior to the date of this Prospectus. However, the Fund has offered Flag Investors Institutional Shares since November 2, 1995 and Flag Investors Class A Shares since May 13, 1991. Historical financial information about the Fund is not fully applicable to the ABCAT Shares because the expenses paid by the Fund in the past differ from those the ABCAT Shares will incur. (See "Fund Expenses.") Nevertheless, historical information about the Fund may be useful to investors if they take into account the differences in expenses. Accordingly, the financial highlights included in this table have been derived from the Fund's financial statements for its other classes of shares for the periods indicated and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the fiscal year ended December 31, 1996 and the report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information for the Fund's other classes is contained in the Fund's Annual Report for the fiscal year ended December 31, 1996 which can be obtained at no charge by calling the Fund at (800) 767-3524.

(For a share outstanding throughout each period)
-----------------------------------------------------------------------------


                               FLAG INVESTORS
                                INSTITUTIONAL
                                   SHARES                               FLAG INVESTORS CLASS A SHARES
                        ----------------------------  -------------------------------------------------------------------

                           FOR THE    FOR THE PERIOD                                                      FOR THE PERIOD
                          YEAR ENDED   NOV. 2, 1995*           FOR THE YEAR ENDED DECEMBER 31,            MAY 13, 1991*
                           DECEMBER       THROUGH     ---------------------------------------------------    THROUGH
                          31, 1996    DEC. 31, 1995      1996      1995      1994      1993       1992     DEC. 31, 1991
                         ----------- ---------------  --------- --------- --------- ---------- ---------  ---------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value at
  beginning of period ..   $ 10.58       $ 10.42       $ 10.48    $  9.62   $ 10.57   $  10.37    $ 10.54       $ 10.00
                          ---------     ---------     ---------   -------   --------  --------   --------      --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment
  income ...............      0.59          0.09          0.63       0.62      0.57       0.57       0.63          0.32
Net realized and
  unrealized gain/(loss)
  on
  investments ..........     (0.17)         0.12         (0.23)      0.84     (0.92)      0.34      (0.05)         0.64
                          ---------     ---------     ---------   -------   --------  --------   --------      --------

Total from Investment
  Operations ...........      0.42          0.21          0.40       1.46     (0.35)      0.91       0.58          0.96
                          ---------     ---------     ---------   -------   --------  --------   --------      --------

LESS DISTRIBUTIONS:
Dividends from net
  investment income and
  short-term
  gains ................     (0.62)        (0.05)        (0.60)     (0.60)    (0.57)     (0.69)     (0.75)        (0.42)
Return of capital  .....        --            --            --         --     (0.03)        --         --            --
Distributions from net
  realized long-term
  gains ................        --            --            --         --        --      (0.02)        --            --
                          ---------     ---------     ---------   -------   --------  --------   --------      --------

Total distributions  ...     (0.62)        (0.05)        (0.60)     (0.60)    (0.60)     (0.71)     (0.75)        (0.42)
                          ---------     ---------     ---------   -------   --------  --------   --------      --------

Net asset value at end
  of period ............   $ 10.38       $ 10.58       $ 10.28    $ 10.48   $  9.62   $  10.57    $ 10.37       $ 10.54
                          =========     =========     =========   =======   ========  ========   ========      ========

TOTAL RETURN(1)  .......      4.20%        12.47%**       4.04%     15.43%    (3.32)%     8.98%      5.68%         9.79%**
RATIOS TO AVERAGE
   DAILY NET
   ASSETS:
Expenses(2)  ...........      0.45%**       0.45%**       0.70%      0.70%     0.70%      0.70%      0.70%         0.70%**
Net investment
   income(3) ...........      6.35%**       6.52%**       6.11%      6.00%     5.57%      5.43%      6.01%         5.97%**
SUPPLEMENTAL DATA:
Net assets at end of
   period (000) ........   $17,507       $ 2,186       $58,584    $67,116   $78,789   $112,520    $78,706       $64,327
Portfolio turnover rate .       42%           46%           42%        46%       50%        86%       107%           46%


------
 *  Commencement of operations.
**  Annualized.
(1) Total return excludes the effect of sales charge.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 0.99%, 0.93%, 0.84%, 0.85%, 0.87% and 1.73% (annualized) for the Flag Investors Class A Shares for the years ended December 31, 1996, 1995, 1994, 1993 and 1992, and for the period ended December 31, 1991, respectively and 0.76% and 0.72% (annualized) for the Flag Investors Institutional Shares for the year ended December 31, 1996 and the period ended December 31, 1995, respectively.
(3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 5.83%, 5.77%, 5.43%, 5.28%, 5.83% and 4.94% (annualized) for the Flag Investors Class A Shares for the years ended December 31, 1996, 1995, 1994, 1993 and 1992 and for the period ended December 31, 1991, respectively and 6.04% and 6.27% (annualized) for the Flag Investors Institutional Shares for the year ended December 31, 1996 and the period ended December 31, 1995, respectively.

=============================================================================
3. INVESTMENT PROGRAM
 .............................................................................

INVESTMENT OBJECTIVE, POLICIES AND RISK

CONSIDERATIONS

   The Fund's investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. This investment objective is a fundamental policy and may not be changed without shareholder approval.

   In seeking this objective the Fund will, under normal circumstances, invest at least 65% of its total assets in U.S. Government Securities (including certain mortgage-backed securities) and in collateralized mortgage obligations ("CMOs") and corporate debt securities. The Fund may also invest in other asset-backed securities and (subject to an overall 20% limit) non-U.S. dollar-denominated securities. Quality criteria applicable to certain of the Fund's investments are as follows:



Type of Permitted Investment                             Minimum Rating(1)
                                                     S&P(2)         MOODY'S(3)
U.S. Government and Agency Securities  .........      N/A               N/A
CMOs  ..........................................      AAA(4)            Aaa(4)
Corporate Debt  ................................      A or better(4)    A or better(4)
Other Asset-Backed Securities  .................      AAA(4)            Aaa(4)
Securities of Non-U.S. Governmental Issuers  ...      AAA(4)            Aaa(4)
Securities of Designated International
  Organizations ................................      AAA(4)            Aaa(4)
Non-Dollar U.S. Government Securities  .........      AAA(4)            Aaa(4)
Securities of Foreign Corporations  ............      AAA(4)            Aaa(4)


------
(1) In the event any security owned by the Fund is downgraded, the Fund's investment advisor (the "Advisor") will review the situation and take appropriate action, but will not be automatically required to sell any such security. For a discussion of the above ratings, see the Appendix to the Statement of Additional Information.
(2) Standard & Poor's Ratings Group.
(3) Moody's Investors Service, Inc.
(4) Or, if unrated, determined to be of comparable quality by the Fund's investment advisor.

   Under normal circumstances the Fund's portfolio will have a dollar weighted expected average maturity of approximately three to five years and a maximum dollar weighted average duration of four years. For purposes of determining the dollar weighted expected average maturity of the Fund's portfolio, the maturity of a mortgage-backed security will be deemed to be equal to its assumed life, in recognition of the fact that such securities are subject to prepayment.

   To meet its short-term liquidity needs, the Fund may invest in repurchase agreements with respect to U.S. Treasury securities, in variable amount master demand notes and in commercial paper rated A-1 by S&P or Prime-1 by Moody's, or if not rated, determined to be of comparable quality by the Fund's investment advisor (the "Advisor"). For temporary, defensive purposes, the Fund may invest up to 100% of its assets in such instruments.

 ..............................................................................
U.S. GOVERNMENT SECURITIES

   U.S. Government securities include obligations issued and backed by the full faith and credit of the United States Treasury, as well as obligations issued by agencies or instrumentalities of the U.S. Government (including securities of the Government National Mortgage Association ("GNMA"). These obligations may or may not be backed by the full faith and credit of the U.S. Government. Certain agencies or instrumentalities of the U.S. Government (such as the United States Postal Service) have the right to borrow from the United States Treasury to meet their obligations, but in other instances the obligations of the issuing agency or instrumentality (such as the Federal Farm Credit System and the Federal National Mortgage Association ("FNMA")) are supported only by the credit of the agency or instrumentality.

 ..............................................................................
MORTGAGE-BACKED SECURITIES

   Mortgage-backed securities are obligations backed by mortgage loans made by lenders, such as commercial banks and savings and loan institutions, and then assembled into pools for sale to investors. One type of mortgage-backed security in which the Fund may invest is a pass-through certificate that provides monthly payments to the certificate holders, consisting of both interest and principal payments, which in effect "pass-through" the monthly interest and principal payments made on the underlying mortgage loans. These certificates are backed as to the timely payment of principal and interest by GNMA, FNMA and the Federal Home Loan Mortgage Corporation. See "U.S. Government Securities" above.

   Mortgage-backed securities may also take the form of a CMO, a bond or similar obligation backed by pools of mortgages. A CMO is not insured or guaranteed by the agency or instrumentality of the U.S. Government which issues the mortgage-backed securities that collateralize the CMO. Payment of principal and interest on the underlying mortgages, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. If there is a default in the payment of principal and interest there can be no assurance that the underlying collateral will be sufficient to effect full repayment. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.

 ..............................................................................
ASSET-BACKED SECURITIES

   The Fund may also invest in securities backed by assets other than mortgages, including company receivables, truck and auto loans, leases, and credit card receivables, subject to certain quality requirements. Through the use of trusts and special purpose corporations, these types of assets are being securitized in pass-through structures similar to the mortgage pass-through structure or in pay-through structures similar to the CMO structure, both as described above. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities do not generally have the benefit of the same security interest in the related collateral as either mortgage-backed securities or CMOs, and may therefore present certain risks not associated with other such securities.

 ..............................................................................
VARIABLE AMOUNT MASTER DEMAND NOTES

   Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria discussed above. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

 ...............................................................................
NON-U.S. DOLLAR-DENOMINATED SECURITIES

   Non-U.S. dollar-denominated securities include debt obligations denominated in foreign or composite currencies (such as the European Currency
Unit) issued by (i) foreign national, provincial, state or municipal governments or their political subdivisions; (ii) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Steel and Coal Community); (iii) the U.S. Government (non-dollar securities only); and (iv) foreign corporations.

 ...............................................................................
FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS

   The Fund is authorized to use forward foreign currency exchange contracts to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is entered into. The Fund may use such forward contracts only under two circumstances. First, if the Advisor believes the Fund should fix the U.S. dollar price of the foreign security when the Fund enters into a contract for the purchase or sale, at a future date, of a security denominated in a foreign currency, the Fund may enter into forward contracts. Second, if the Advisor believes the Fund should hedge against risk of loss in the value of those portfolio securities denominated in foreign currencies, the Fund may enter into a forward contract to sell or purchase an amount of the foreign currency approximating the value of some or all of those securities.

 ..............................................................................
RULE 144A SECURITIES

   Subject to the Fund's overall investment limitations on investing in illiquid securities and restricted securities, the Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the Securities Act of 1933, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market in these securities may affect their value. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.

 ..............................................................................
REPURCHASE AGREEMENTS

   The Fund may agree to purchase U.S. Treasury securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

 ..............................................................................
PURCHASE OF WHEN-ISSUED SECURITIES

   From time to time, in the ordinary course of business, the Fund may purchase securities, at the current market value of the securities, on a forward commitment or "when-issued" basis. A segregated account of the Fund, consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a forward commitment or "when-issued" basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable. The value of securities so purchased or sold is subject to market fluctuation and no interest accrues to the purchaser during this period.

 ..............................................................................
RISK CONSIDERATIONS

   The market value of the Fund's debt securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding debt securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Prices of longer term securities generally increase or decrease more sharply in response to interest rate changes than those of shorter term securities. Mortgage-backed securities are subject to special risks because some or conceivably all of the underlying mortgages may be prepaid, especially during periods of declining interest rates. These prepayments are passed through to holders of mortgage-backed securities who may then have to reinvest at lower interest rates. Moreover, the possibility of prepayment makes it difficult to assess the actual maturity and duration of mortgage-backed securities, which, in turn, makes it difficult to predict both the direction and magnitude of changes in the value of mortgage-backed securities in response to changes in interest rates.

   Purchasing foreign securities may subject the Fund to additional risks associated with the holding of property abroad. Such risks include future political and economic developments, currency fluctuations, the possible withholding of tax payments, the possible seizure or nationalization of foreign assets, the possible establishment of exchange controls or the adoption of other foreign government restrictions that might adversely affect the payment of principal or interest on foreign securities held by the Fund.

==============================================================================
4. INVESTMENT RESTRICTIONS
 ..............................................................................

   The Fund's investment program is subject to a number of restrictions that reflect both self imposed standards and federal and state regulatory limitations. The following investment restrictions numbered 1 and 2 are matters of fundamental policy and may not be changed without shareholder approval. Investment restriction number 3 may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer); and

2) Invest more than 5% of its total assets in the securities of any single issuer or acquire more than 10% of the voting securities of any issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer); and

3) Invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

==============================================================================
5. HOW TO INVEST IN ABCAT SHARES
 ..............................................................................

   Alex. Brown Capital Advisory & Trust Company and its affiliates may acquire ABCAT Shares on behalf of their discretionary accounts by placing orders with the Fund's distributor (the "Distributor"). Beneficial ownership of ABCAT Shares will be reflected on books maintained by Alex. Brown Capital Advisory & Trust Company, an affiliate, or another financial institution. There is no minimum for initial or subsequent investments in ABCAT Shares.

   It is the responsibility of Alex. Brown Capital Advisory & Trust Company and its affiliates to transmit orders for ABCAT Share purchases and deliver required funds to the Distributor. Orders for purchases of ABCAT Shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for ABCAT Shares will be executed at the net asset value per share next determined after receipt of the purchase order and immediately available funds. The Fund reserves the right to suspend the sale of ABCAT Shares at any time or reject any order.

   The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting all liabilities, including liabilities attributable to that specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Advisor to be over-the-counter, are valued at the quoted bid prices provided by principal market makers. If a portfolio security is traded primarily on a national exchange on the valuation date, the last quoted sale price is generally used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Such procedures may include the use of an independent pricing service that uses prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

   In the interest of economy and convenience and because of the operating procedures for the ABCAT Shares, certificates representing such shares will not be issued. Beneficial owners of ABCAT Shares ("Shareholders") will have the same rights and ownership with respect to such shares as if certificates had been issued.

==============================================================================
6. HOW TO REDEEM ABCAT SHARES
 ..............................................................................

   ABCAT Shares may be redeemed by, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as appropriate, on any Business Day by transmission of a redemption order through the Distributor, or by regular or express mail to the Fund's transfer agent (the "Transfer Agent") at its address listed on the inside back cover of this Prospectus. A redemption is effected at the net asset value per share next determined after receipt of the order in proper form. Redemption orders received after 4:00 p.m. (Eastern Time), or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed ABCAT Shares will be made to, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as appropriate, for the benefit of Shareholders. Payment will be made as promptly as feasible and, under most circumstances within three Business Days.

   Dividends payable up to the date of the redemption of ABCAT Shares will be paid on the next dividend payment date.

==============================================================================
7. DIVIDENDS AND TAXES
 ..............................................................................


DIVIDENDS AND DISTRIBUTIONS


   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (including net short-term capital gains) in the form of monthly dividends. The Fund may distribute to shareholders any net capital gains (net long-term capital gains less net short-term capital losses) on an annual basis, or alternatively, may elect to retain net capital gains and pay tax thereon.

   Unless other arrangements are made, all income dividends (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains distributions, if any, will be reinvested in additional ABCAT Shares at the net asset value per share on the payment date.

 ..............................................................................
TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the tax treatment of the Fund or the Shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes. The Statement of Additional Information sets forth further information regarding taxes.

   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Generally, as long as the Fund qualifies for this tax treatment, it will be relieved of U.S. federal income tax on amounts distributed to Shareholders, but U.S. Shareholders, unless otherwise exempt, will pay income or capital gains tax on the amounts so distributed, regardless of whether such distributions are paid in cash or reinvested in additional ABCAT Shares.

   Distributions from the Fund out of net capital gains (the excess of long-term capital gains over short-term capital losses), if any, are treated by Shareholders as long-term capital gains regardless of the length of time the Shareholder has held the ABCAT Shares. All other income distributions are taxed to Shareholders as ordinary income. Distributions from the Fund generally will not qualify for the corporate dividends received deduction.

   Ordinarily, Shareholders will include all dividends declared by the Fund in income in the year of payment. However, dividends declared payable to Shareholders of record in December of one year but paid in January of the following year, will be deemed to have been received by the Shareholders and paid by the Fund in the year in which the dividends were declared.

   Investors purchasing ABCAT Shares just prior to a distribution will be taxable on the entire amount of the distribution received, even though the net asset value per share on the date of such purchase may have reflected the amount of such forthcoming distribution.

   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.


   The Fund will provide advice annually as to the federal income tax consequences of distributions made during the year.

   The sale, exchange or redemption of ABCAT Shares is a taxable event for the Shareholder.

==============================================================================
8. MANAGEMENT OF THE FUND
 ..............................................................................

   The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, custodian and transfer agent. A majority of the Directors are not affiliated with the Distributor or the Advisor.


   The Fund's Directors and officers are as follows:


 Richard T. Hale          Chairman          M. Elliott Randolph, Jr.          President
 Charles W. Cole, Jr.     Director          Paul D. Corbin                    Executive Vice President
 James J. Cunnane         Director          Edward J. Veilleux                Vice President
 John F. Kroeger          Director          Gary V. Fearnow                   Vice President
 Louis E. Levy            Director          Monica M. Hausner                 Vice President
 Eugene J. McDonald       Director          Scott J. Liotta                   Vice President and Secretary
 Rebecca W. Rimel         Director          Joseph A. Finelli                 Treasurer
 Truman T. Semans         Director          Laurie D. Collidge                Assistant Secretary
 Carl W. Vogt             Director

===============================================================================
9. INVESTMENT ADVISOR
 ...............................................................................

   Investment Company Capital Corp. ("ICC" or the "Advisor"), an indirect subsidiary of Alex. Brown Incorporated and an affiliate of Alex. Brown Capital Advisory & Trust Company, is the Fund's investment advisor. ICC is also the investment advisor to, and the Distributor acts as distributor for, other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $5.7 billion of net assets as of December 31, 1996.

   ICC is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors.

   As compensation for its services for the fiscal year ended December 31, 1996, ICC received a fee (net of fee waivers) equal to .07% of the Fund's average daily net assets. ICC currently intends to waive, on a voluntary basis, its annual fee to the extent necessary so that the Fund's annual expenses do not exceed .45% of the ABCAT Shares' average daily net assets.

   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")

 ..............................................................................
PORTFOLIO MANAGERS

   Messrs. M. Elliott Randolph, Jr., the Fund's President, and Paul D. Corbin, the Fund's Executive Vice President, have shared primary responsibility for managing the Fund's assets since inception.


   M. Elliott Randolph has nearly 23 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1988-1991 he was a Principal with Monument Capital Management, Inc.

   Paul D. Corbin has 19 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.

==============================================================================
10. DISTRIBUTOR
 ..............................................................................

   Alex. Brown & Sons Incorporated ("Alex. Brown" or the "Distributor"), acts as distributor of the Fund's shares. Alex. Brown is an investment banking firm that offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan. Alex. Brown receives no compensation for distributing the ABCAT Shares.

   Alex. Brown bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to other than Fund shareholders.

==============================================================================
11. CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
 ..............................................................................

   Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 1996, ICC received a fee equal to .06% of the Fund's average daily net assets. (See the Statement of Additional Information.) PNC Bank, National Association, a national banking association, acts as custodian of the Fund's assets.

==============================================================================
12. PERFORMANCE INFORMATION
 ..............................................................................

   From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to relevant indices. Any quotations of yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. All advertisements of performance will show the average annual total return over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

   If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services that monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Intermediate Aggregate Bond Index, the Merrill Lynch 1-3 year Treasury Index and the Lehman Brothers Government Corporate Intermediate-Term Bond Index. The Fund may also use total return perfor-mance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.


   Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions.

==============================================================================
13. GENERAL INFORMATION
 ..............................................................................


DESCRIPTION OF SHARES


   The Fund is an open-end diversified management investment company organized under the laws of the State of Maryland on April 16, 1990 and is authorized to issue 60 million shares of capital stock, par value of $.001 per share, all of which shares are designated common stock. Each share has one vote and shall be entitled to dividends and distributions when and if declared by the Fund. In the event of liquidation or dissolution of the Fund, each share would be entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is December 31. Prior to February 14, 1997, the Fund was known as Flag Investors Intermediate-Term Income Fund, Inc.

   The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Alex. Brown Capital Advisory & Trust Short-Intermediate Income Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have two other classes of shares in addition to the shares offered hereby:
Flag Investors Short-Intermediate Income Fund Class A Shares and Flag Investors Short-Intermediate Income Fund Institutional Shares. Additional information concerning the Fund's other classes of shares may be obtained by calling Alex. Brown at (800) 767-3524. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to ABCAT Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but to the extent the classes have different distribution fees or sales load structures, the net asset value per share of the classes may differ at times.

 ..............................................................................
ANNUAL MEETINGS


   Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.

 ..............................................................................
REPORTS


   The Fund furnishes semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.

 ..............................................................................
SHAREHOLDER INQUIRIES


   Shareholders with inquiries concerning their ABCAT Shares should contact their account manager at Alex. Brown Capital Advisory & Trust Company.

                     ALEX. BROWN CAPITAL ADVISORY & TRUST
                       SHORT-INTERMEDIATE INCOME SHARES

       (A Class of Flag Investors Short-Intermediate Income Fund, Inc.)






         Investment Advisor                     Distributor
  INVESTMENT COMPANY CAPITAL CORP.    ALEX. BROWN & SONS INCORPORATED
          One South Street                   One South Street
     Baltimore, Maryland 21202           Baltimore, Maryland 21202
                                        (Telephone: 1-800-727-3524)



           Transfer Agent                  Independent Auditors
  INVESTMENT COMPANY CAPITAL CORP.         DELOITTE & TOUCHE LLP
          One South Street                   117 Campus Drive
     Baltimore, Maryland 21202          Princeton, New Jersey 08540
    (Telephone: 1-800-553-8080)



             Custodian                         Fund Counsel
   PNC BANK, NATIONAL ASSOCIATION       MORGAN, LEWIS & BOCKIUS LLP
       Airport Business Park               2000 One Logan Square
         200 Stevens Drive            Philadelphia, Pennsylvania 19103
     Lester, Pennsylvania 19113

                       STATEMENT OF ADDITIONAL INFORMATION





               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202


                             ---------------------



             THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS, WHICH MAY BE OBTAINED FROM ANY PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING ALEX. BROWN & SONS INCORPORATED, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, OR BY CALLING (800) 767-FLAG.










             Statement of Additional Information Dated: May 1, 1997

                       Relating to the Prospectuses Dated:
          May 1, 1997 -- Relating to the Flag Investors Class A Shares,
              the Flag Investors Institutional Shares and the Alex.
                     Brown Capital Advisory & Trust Shares

                                TABLE OF CONTENTS

                                                                   Page
                                                                   ----

 1.      General Information and History..........................   1

 2.      Investment Objectives and Policies.......................   1

 3.      Valuation of Shares and Redemption.......................   6

 4.      Federal Tax Treatment of Dividends and
           Distributions..........................................   6

 5.      Management of the Fund...................................   9

 6.      Investment Advisory and Other Services..................   14

 7.      Distribution of Fund Shares.............................   15

 8.      Brokerage...............................................   18

 9.      Capital Stock...........................................   19


10.      Semi-Annual Reports.....................................   20

11.      Custodian, Transfer Agent and Accounting Services ......   20


12.      Independent Auditors ...................................   21

13.      Performance Information.................................   21

14.      Control Persons and Principal Holders of
           Securities............................................   23

15.      Financial Statements....................................   24


         Appendix..................................................A-1

1.      GENERAL INFORMATION AND HISTORY


        Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers three classes of shares: Flag Investors Short-Intermediate Income Fund Class A Shares (the "Flag Investors Class A Shares"), Flag Investors Short-Intermediate Income Fund Institutional Shares (the "Flag Investors Institutional Shares") and Alex. Brown Capital Advisory & Trust Short-Intermediate Income Shares (the "ABCAT Shares") (collectively, the "Shares"). The Flag Investors Class A Shares were formerly known as the Flag Investors Shares. Prior to February 14, 1997, the Fund was known as Flag Investors Intermediate- Term Income Fund, Inc.

        There are three separate prospectuses for the Fund's Shares: one for the Flag Investors Class A Shares, one for the Flag Investors Institutional Shares and one for the ABCAT Shares. Each prospectus contains important information concerning the class of Shares offered thereby and the Fund and may be obtained without charge from the Fund's distributor (the "Distributor"), or, with respect to the Flag Investors Class A Shares and the Flag Investors Institutional Shares, from Participating Dealers that offer Shares to prospective investors. Prospectuses for the Flag Investors Class A Shares may also be obtained from Shareholder Servicing Agents. As used herein, the term "Prospectus" describes information common to the prospectuses of the three classes of the Fund's shares, unless the term "Prospectus" is modified by the appropriate class designation. As used herein, the "Fund" refers to Flag Investors Short-Intermediate Income Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


        The Fund was incorporated under the laws of the State of Maryland on April 16, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its Shares under the Securities Act of 1933, as amended, and commenced operations on May 13, 1991. The Fund has offered the Flag Investors Class A Shares since its inception on May 13, 1991 and the Flag Investors Institutional Shares since November 2, 1995. The ABCAT Shares have not been offered prior to the date of this Statement of Additional Information.

        Under a license agreement dated May 10, 1991 between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.


2.      INVESTMENT OBJECTIVES AND POLICIES

        The Fund is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. As described in the Prospectus, the Fund will attempt to achieve its objective by investing in high-quality debt obligations, primarily securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate bonds, collateralized mortgage obligations and other asset-backed securities. There can be no assurance that the Fund's investment objective will be achieved.

Mortgage-Backed Securities

        As indicated in the Prospectus, the Fund may invest in mortgage-backed securities representing ownership interests in a pool of mortgage loans which securities are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA").

        GNMA Certificates.


        GNMA Certificates are mortgage-backed securities that evidence an undivided ownership interest in a pool of mortgage loans. Principal and interest is paid back monthly by the borrower over the term of the underlying loans. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers' Home Administration or guaranteed by the Veterans Administration. The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantees.

        The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment substantially before maturity of the mortgages in the pool. Because prepayment rates of individual mortgage pools vary, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family home mortgage loans with 25 to 30 year maturities (the type of mortgage underlying most GNMA Certificates) is approximately 12 years. It is customary, therefore, to treat GNMA Certificates as 30-year mortgage-backed securities that prepay in full in the twelfth year.


        FHLMC and FNMA Certificates.


        The FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing through the development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues Participation Certificates that represent a pro rata share of all interest and principal payments made and owed on the underlying pool (which consists of mortgages from FHLMC's national portfolio). The FHLMC guarantees the timely payment of interest and ultimate collection of principal. FHLMC Participation Certificates are assumed to be prepaid in full in the twelfth year.


        The FNMA is a government-sponsored corporation owned by private stockholders that was established in 1938 to create a secondary market in mortgages issued by the FHA. FNMA Certificates resemble GNMA Certificates in that each Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and full return of principal. FNMA Certificates are assumed to be prepaid in full in the twelfth year.

        Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA securities, FHLMC and FNMA securities are not backed by the full faith and credit of the U.S. Government.

        Interests in such mortgage-backed securities differ from other forms of debt securities, which typically provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments to the certificate holders, consisting of both interest and principal payments, which in effect "pass-through" the monthly interest and principal payments made on the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time (such as 20 or 30 years), borrowers can repay their loans sooner and the certificate holders would receive any such prepayment of principal in addition to the principal that is part of the monthly payment. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Accordingly, during periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Because prepayment of the underlying mortgages may vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. When the prepayments of principal are included in the monthly payments to the Fund as a certificate holder, the Fund reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Prepayments of mortgages that underlie securities purchased at a premium could result in capital losses.


        Changes in market yields will affect the value of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including mortgage-backed securities) because the price of fixed income securities generally increases when interest rates decline and decreases when interest rates rise. Prices of longer term securities generally increase or decrease more sharply in response to interest rate changes than those of shorter term securities. In addition, prepayments of principal on mortgage pass-through securities may make it difficult to fix interest rates for a specified period of time. To the extent that mortgage-backed securities are purchased at prices that differ from par, such prepayments (which are received at par) may make up a significant portion of the pass-through total return.

Collateralized Mortgage Obligations


        As indicated in the Prospectus, the Fund may invest in collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA (collectively, "Mortgage Assets") and that are rated AAA by Standard & Poor's Ratings Group ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or are determined to be of comparable quality by the Fund's investment advisor.


        In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Payments of principal of and interest on the Mortgage Assets are commonly applied to the classes of a series of the CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. Because CMOs are collateralized by mortgage-backed securities, they are subject to similar risks and uncertainties associated with the prepayment of principal and the ability to accurately predict yield described above with respect to mortgage-backed securities.

Asset-Backed Securities

        The Fund may also invest in securities backed by assets other than mortgages, including company receivables, truck and auto loans, leases, and credit card receivables, which securities are rated AAA by S&P or Aaa by Moody's, or if not rated, are determined by the Advisor to be of comparable quality.

Through the use of trusts and special purpose corporations, these types of assets are being securitized in pass-through structures similar to the mortgage pass-through structure or in pay-through structures similar to the CMO structure, both as described above. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities do not generally have the benefit of the same security interest in the related collateral as either mortgage-backed securities or CMOs, and may therefore present certain risks not associated with such other securities. If the asset-backed security is issued in a pay-through structure similar to a CMO, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pay-through structure represents the interest in any excess cash flow remaining after making the foregoing payments, and will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Other Investment Practices

        In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described below.

        Repurchase Agreements.

        The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed to be creditworthy by the Fund's Board of Directors under criteria established with the guidance of the Fund's investment advisor (the "Advisor"). A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Treasury only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

        Foreign Currency Exchange Transactions.

        The Fund may conduct its foreign currency exchange transactions through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date (which may be any fixed number of days from the date the contract is entered into by the parties) at the price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

        The Fund may use such forward contracts only under two circumstances: first, if the Advisor believes that the Fund should fix the U.S. dollar price of the foreign security when the Fund enters into a contract for the purchase or sale, at a future date, of a security denominated in a foreign currency; and second, if the Advisor believes that the Fund should hedge against risk of loss in the value of its portfolio securities denominated in foreign currencies, the Fund may enter into a forward contract to purchase or sell an amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Investment Restrictions


        The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:

        1. Borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

        2. Invest in real estate or mortgages on real estate;

        3. Purchase or sell commodities or commodities contracts or futures contracts;

        4. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

        5. Issue senior securities;

        6. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies;

        7. Effect short sales of securities;

        8. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

        9. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; or

        10. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.

        The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:

        1. Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law;

        The percentage limitations contained in these restrictions apply at the time of purchase of securities.

3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

        The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) on each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.




Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

        Under normal circumstances, the Fund will redeem Flag Investors Class A Shares by check, Flag Investors Institutional Shares by wire transfer of funds and ABCAT Shares by transfer of funds by, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as described in the Prospectus relating to each class of Shares. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described in the Prospectus under "How to Invest" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS


        The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.


        The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


        The Fund intends to continue to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, the Fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement") and (2) derive less than 30% of its gross income (exclusive of certain gains from designated hedging transactions that are offset by unrealized losses on offsetting positions) from gains on the sale or other disposition of any of the following investments if such investments are held for less than three months (the "Short-Short Gain Test"): (a) stock or securities (as defined in Section 2(a)(36) of the Investment Company Act); (b) options, futures or forward contracts (other than options, futures, or forward contracts on foreign currencies), and (c) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts on foreign currencies) are not directly related to the regulated investment company's principal business of investing in stock or securities (or options and futures with respect to stocks or securities). The Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded.

        In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

        Under Subchapter M, the Fund is exempt from federal income tax on its net investment income and net capital gains that it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below). Distributions of investment company taxable income will generally be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in Shares.


        For purposes of the Distribution Requirement (as well as for other purposes), the Fund will be required to treat as interest income any recognized market discount on debt obligations which it holds. Generally, market discount is the amount by which the stated redemption price of a bond exceeds the amount paid by a purchaser of the bond (most common where the value of a bond decreases after original issue as a result of a decline in the creditworthiness of the issuer or an increase in prevailing interest rates). Generally, upon the disposition of a bond bearing market discount or receipt of any principal payment with respect to such a bond, market discount is recognized by treating a portion of the proceeds as interest income. The application of these rules (and the rules regarding original issue discount) to debt obligations held by the Fund could affect (i) the amount and timing of distributions to shareholders and
(ii) the ability of the Fund to satisfy the Distribution Requirement.

        The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gain"). If such gains are distributed as capital gains, they are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the Shares. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon at the applicable corporate capital gains tax rate. In this event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that they will be required to report such gains on their returns as long-term capital gains, will receive a tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65% of the deemed distribution.

        Generally, gains or losses on the sale or exchange of a Share will be capital gains or losses, which will be long-term if the Share is held for more than one year. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such investor's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

        Investors purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend received, even though the net asset value per Share on the date of such purchase reflected the amount of such distribution.


        If for any taxable year, the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will generally be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions will generally be eligible for the 70% dividends received deduction for "qualifying dividends."

        The Fund will be required in certain cases to withhold and remit tax to the United States Treasury on distributions payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

        The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year.

        The Code imposes a nondeductible 4% federal excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, an investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


        The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability, and, in addition, that the liquidation of such investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.


        Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.



5.      MANAGEMENT OF THE FUND

Directors and Officers


        The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*RICHARD T. HALE, Chairman and Director (7/17/45)
        Managing Director, Alex. Brown & Sons Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); Chartered Financial Analyst.

*CHARLES W. COLE, JR., Director (11/11/35)+
        Vice Chairman, Alex. Brown Capital Advisory & Trust Company (registered investment advisor); Chairman, Investment Company Capital Corp. (registered investment advisor); Director, Provident Bankshares Corporation and Provident Bank of Maryland; Formerly, President and Chief Executive Officer, Chief Administrative Officer, and Director, First Maryland Bancorp, The First National Bank of Maryland and First Omni Bank; Director, York Bank and Trust Company.

*TRUMAN T. SEMANS, Director  (10/27/27)
        Managing Director, Alex. Brown & Sons Incorporated; Director, Investment Company Capital Corp. (registered investment advisor); Formerly, Vice Chairman, Alex. Brown & Sons Incorporated.

JAMES J. CUNNANE, Director (3/11/38)
        CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141, Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment company).

JOHN F. KROEGER, Director (8/11/24)
        37 Pippins Way, Morristown, New Jersey 07960, Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.


LOUIS E. LEVY, Director (11/16/32)
        26 Farmstead Road, Short Hills, New Jersey 07078, Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly,

        Trustee, Merrill Lynch Funds for Institutions, 1991-1993;
        Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.


EUGENE J. MCDONALD, Director (7/14/32)
        Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705, President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Director, Central Carolina Bank & Trust (banking); Key Funds (registered investment companies), and AMBAC Treasurers Trust (registered investment company).

REBECCA W. RIMEL, Director (4/10/51)
        The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, PA 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, Director (4/20/36)
        Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

M. ELLIOTT RANDOLPH, President (1/10/42)
        Principal, Alex. Brown & Sons Incorporated.

PAUL D. CORBIN, Executive Vice President (7/24/52)
        Principal, Alex. Brown & Sons Incorporated.

EDWARD J. VEILLEUX, Vice President (8/26/43)
        Principal, Alex. Brown & Sons Incorporated; Vice President, Armata Financial Corp. (registered broker-dealer); Executive Vice President, Investment Company Capital Corp., (registered investment advisor).

GARY V. FEARNOW, Vice President (12/6/44)
        Managing Director, Alex. Brown & Sons Incorporated and Manager, Private Client Marketing, Alex. Brown & Sons Incorporated.

MONICA M. HAUSNER, Vice President (10/26/61)
        Vice President, Fixed Income Management Department, Alex. Brown & Sons Incorporated, March 1992-Present; Formerly, Assistant Vice President, First National Bank of Maryland, 1984-1992.

SCOTT J. LIOTTA, Vice President and Secretary (3/18/65)+
        Manager, Fund Administration, Alex. Brown & Sons Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-July 1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991-April 1994.

JOSEPH A. FINELLI, Treasurer (1/24/57)
        Vice President, Alex. Brown & Sons Incorporated and Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980-August 1995.

LAURIE D. COLLIDGE, Assistant Secretary (1/1/66)
        Asset Management Department, Alex. Brown & Sons Incorporated, 1991-Present.

----------
* Messrs. Hale, Cole and Semans are Directors who are "interested persons," as defined in the Investment Company Act.

+    Mr. Liotta is Mr. Cole's son-in-law.

        Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by the Distributor or its affiliates. There are currently twelve funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hale serves as Chairman of three funds, as President and Director of one fund, and as a Director of each of the other funds in the Fund Complex. Mr. Cole serves as Chairman of one fund and as a Director of seven other funds in the Fund Complex. Mr. Semans serves as Chairman of five funds and as a Director of five other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as Directors of each fund in the Fund Complex. Ms. Rimel serves as a Director of ten funds in the Fund Complex. Mr. Vogt serves as a Director of nine funds in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and as Vice President of each of the other funds in the Fund Complex. Mr. Liotta serves as Vice President and Secretary, Mr. Finelli serves as Treasurer and Ms. Collidge serves as Assistant Secretary of each fund in the Fund Complex. Mr. Randolph serves as President of two funds and Vice President of one fund in the Fund Complex. Mr. Corbin serves as Executive Vice President of two funds and Vice President of one fund in the Fund Complex. Mr. Fearnow serves as Vice President of ten funds and Ms. Hausner serves as Vice President of three funds in the Fund Complex.

        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, the Distributor in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.


        Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Distributor may be considered to have received remuneration indirectly. As compensation for his or her services as Director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (a "Non-Interested Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses are allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 1996, Non-Interested Directors' fees attributable to the assets of the Fund totaled approximately $111.

        The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 1996.


                                                         COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------------

Name of Person, Position            Aggregate Compensation             Pension or Retirement                     Total Compensation
                                    From the Fund Payable              Benefits Accrued As                            From the Fund
                                    to Directors for the               Part of Fund Expenses                       and Fund Complex
                                    Fiscal Year Ended                                                          Payable to Directors
                                    December 31, 1996                                                           for the Fiscal Year
                                                                                                            Ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------

Richard T. Hale, Chairman (1)              $0                                 $0                                          $0

W. James Price, Director (1, 2)            $0                                 $0                                $0

Charles W. Cole, Jr., Director (1, 3)      $0                                 $0                                $0


Truman T. Semans, Director (1, 3)          $0                                 $0                                $0

James J. Cunnane, Director                 $488 (4)                           (5)                        $39,000 for service on 12
                                                                                                        Boards in the Fund Complex

N. Bruce Hannay, Director (6)              $ 39 (4)                           (5)                         $3,321 for service on 12
                                                                                                        Boards in the Fund Complex

John F. Kroeger, Director                  $613 (4)                           (5)                        $49,000 for service on 12
                                                                                                        Boards in the Fund Complex

Louis E. Levy, Director                    $488 (4)                           (5)                        $39,000 for service on 12
                                                                                                        Boards in the Fund Complex

Eugene J. McDonald, Director               $488 (4)                           (5)                        $39,000 for service on 12
                                                                                                        Boards in the Fund Complex

Rebecca W. Rimel, Director (3)             N/A                                (5)                          $39,000 for service on 6
                                                                                                      Boards in the Fund Complex (7)

Carl W. Vogt, Director (3)                 N/A                                (5)                          $39,000 for service on 5
                                                                                                      Boards in the Fund Complex (7)

Harry Woolf, Director (2)                  $488 (4)                           (5)                         $39,000 for service on 12
                                                                                                         Boards in the Fund Complex

----------
(1) A Director who is an "interested person" as defined in the Investment Company Act.
(2)  Retired on December 31, 1996.
(3)  Elected to the Fund's Board of Directors on March 7, 1997.
(4) Of the amounts payable to Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf, $488, $0, $0, $0, $488, and $488 respectively, was deferred pursuant to a deferred compensation plan.
(5) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended December 31, 1996 was approximately $2,511.
(6)  Retired on January 31, 1996 and is now deceased.
(7) Ms. Rimel and Mr. Vogt receive proportionately higher compensation from each fund for which they serve as a director.

        The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31,

1994 and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant, who retired on January 31, 1996 and died on June 2, 1996, was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the fiscal year ended December 31, 1996. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

        Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service for each of the Fund's non-interested directors at December 31, 1996 was as follows: for Mr. Cunnane, 1 year; for Mr. Kroeger, 14 years; for Mr. Levy, 2 years; for Mr. McDonald, 4 years; for Ms. Rimel, 1 year; and for Mr. Vogt, 1 year.



Years of Service              Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------              -----------------------------------------------------------------

                                     Chairman of Audit Committee               Other Participants
                                     ---------------------------               ------------------

6 years                                          $4,900                               $3,900
7 years                                          $9,800                               $7,800
8 years                                         $14,700                              $11,700
9 years                                         $19,600                              $15,600
10 years or more                                $24,500                              $19,500


         Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy, McDonald and Vogt, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select various Flag Investors and Alex. Brown Cash Reserve Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisor and the Distributor. As described below, the Code of Ethics imposes significant restrictions on the Advisor's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that covered employees of the Advisor, certain directors or officers of the Distributor, and all Fund Directors who are "interested persons", preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Officers, directors and employees of the Advisor and the Distributor may comply with codes of ethics instituted by those entities so long as they contain similar requirements and restrictions.

6.       INVESTMENT ADVISORY AND OTHER SERVICES

         On May 9, 1991, the sole shareholder of the Fund approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp ("ICC"or the "Advisor"). ICC, a registered investment advisor, is a wholly-owned subsidiary of Alex. Brown Financial Corporation and an indirect subsidiary of Alex. Brown Incorporated. (See "Investment Advisor" in the Prospectus)

         Under the Investment Advisory Agreement, ICC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by ICC will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. ICC shall not be liable to the Fund or its shareholders for any act or omission by ICC or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. As compensation for its services, ICC receives an annual fee from the Fund, payable monthly, at the following annual rates based upon the Fund's average daily net assets: 0.35% of the first $1 billion, 0.30% of the next $500 million and 0.25% of that portion in excess of $1.5 billion. ICC has voluntarily agreed to reduce its annual fee, if necessary, or to make payments to the Fund to the extent required so that the Fund's annual expenses do not exceed .70% of the Flag Investors Class A Shares' average daily net assets and .45% of the Flag Investors Institutional Shares' and the ABCAT Shares' respective average daily net assets. The services of ICC to the Fund are not exclusive and ICC is free to render similar services to others. Investment advisory fees paid to ICC for the last three fiscal years are shown below.

                                   Advisory Fees for the Fiscal Year Ended December 31,

                                1996                         1995                       1994
                                ----                         ----                       ----
Contractual Fee               $245,318                     $252,372                   $357,585
Less amount waived            (201,059)                    (162,943)                  (141,214)
                              --------                     --------                    -------
Fee After Waivers             $ 44,259*                    $ 89,429*                  $216,371*


----------------
*Absent such waivers for the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, the Fund's Total Operating Expenses would have been
 .99%, .93% and .84%, respectively, of the Flag Investors Class A Shares' average daily net assets.


         The Investment Advisory Agreement will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Non-Interested Directors who have no direct or indirect financial interest in such agreement, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Investment Advisory Agreement was approved in the foregoing manner by the Fund's Board of Directors most recently on September 30, 1996 and by a majority of the outstanding Shares on July 31, 1992. The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act).


        In addition to its services as investment advisor, ICC also provides accounting services to the Fund and serves as the Fund's transfer and dividend disbursing agent. (See "Custodian, Transfer Agent and Accounting Services.")

7.       DISTRIBUTION OF FUND SHARES


        Alex. Brown & Sons Incorporated ("Alex. Brown" or the "Distributor") serves as the exclusive distributor of the Fund's Shares pursuant to three separate Distribution Agreements, one for each class of the Fund's shares (collectively, the "Distribution Agreements").


The Flag Investors Class A Shares

         The Flag Investors Class A Distribution Agreement provides that Alex. Brown has the exclusive right to distribute Flag Investors Class A Shares either directly or through other broker-dealers. The Flag Investors Class A Distribution Agreement further provides that Alex. Brown will: (a) solicit and receive orders for the purchase of Flag Investors Class A Shares; (b) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (c) receive requests for redemptions and transmit such redemption requests to the Fund's transfer agent as promptly as possible; and (d) respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Alex. Brown has not undertaken to sell any specific number of Flag Investors Class A Shares. The Flag Investors Class A Shares Distribution Agreement further provides that, in connection with the distribution of Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Alex. Brown and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.


         As compensation for providing distribution services for the Flag Investors Class A Shares as described above, Alex. Brown receives an annual fee, paid monthly, equal to .25% of the average daily net assets of the Flag Investors Class A Shares. Alex. Brown expects to allocate most of its annual fee to its investment representatives and up to all of its fee to Participating Dealers. For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, Alex. Brown received distribution fees of $151,753, $179,666 and $255,418, respectively. Alex. Brown, in return, paid the distribution-related expenses of the Fund including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying, or other financing charges.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Fund's Flag Investors Class A Shares (the "Flag Investors Class A Plan"). Under the Flag Investors Class A Plan, the Fund pays a fee to Alex. Brown for distribution and other shareholder servicing assistance as set forth in the Flag Investors Class A Distribution Agreement, and Alex. Brown is authorized to make payments out of its fee to its investment representatives and to participating broker-dealers. The Flag Investors Class A Distribution Agreement, including the Flag Investors Class A Plan and a form of Sub-Distribution Agreement, was most recently approved by the Fund's Board of Directors, including a majority of the Non-Interested Directors, on September 30, 1996. The Flag Investors Class A Distribution Agreement and the Flag Investors Class A Plan encompassed therein will remain in effect from year to year thereafter, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose.

        In approving the Flag Investors Class A Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Flag Investors Class A Plan would benefit the Fund and its shareholders. The Flag Investors Class A Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Flag Investors Class A Plan may not be amended to increase materially the fee to be paid pursuant to the Flag Investors Class A Distribution Agreement without the approval of the shareholders of the Fund. The Flag Investors Class A Plan may be terminated at any time and the Flag Investors Class A Distribution Agreement may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Flag Investors Class A Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

         During the continuance of the Flag Investors Class A Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Flag Investors Class A Plan to Alex. Brown pursuant to the Flag Investors Class A Distribution Agreement and to broker-dealers pursuant to Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Flag Investors Class A Plan, the selection and nomination of the Fund's Non-Interested Directors shall be committed to the discretion of the Non-Interested Directors then in office.




         In addition, with respect to the Flag Investors Class A Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule.

         Under the Flag Investors Class A Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Flag Investors Class A Plan. The Flag Investors Class A Plan does not provide for any charges to the Fund for excess amounts expended by Alex. Brown and, if the Flag Investors Class A Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to Alex. Brown pursuant to the Flag Investors Class A Plan will cease and the Fund will not be required to make any payments past the date the related Flag Investors Class A Distribution Agreement terminates.

         In the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, Alex. Brown received sales commissions on the Flag Investors Class A Shares of $26,849, $11,196 and $134,543 and from such amounts retained $24,060, $11,088 and $132,337 for each such year, respectively.

The Flag Investors Institutional Shares and the ABCAT Shares

         The Flag Investors Institutional Distribution Agreement and the ABCAT Distribution Agreement provide that Alex. Brown has the exclusive right to distribute the related class of shares, either directly or through Participating Dealers, and further provide that Alex. Brown will solicit and receive orders for the purchase of Flag Investors Institutional Shares or ABCAT Shares, as appropriate, accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus for the related class of shares and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible, receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible, respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors, and take all actions deemed necessary to carry into effect the distribution of the related class of shares. Alex. Brown has not undertaken to sell any specific number of Flag Investors Institutional Shares or ABCAT Shares. The Flag Investors Institutional Distribution Agreement and the ABCAT Distribution Agreement further provide that, in connection with the distribution of the related class of shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


         Alex. Brown receives no compensation for distributing the Flag Investors Institutional Shares or the ABCAT Shares.


         With respect to the Flag Investors Institutional Shares, Alex. Brown and Participating Dealers have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. It is not currently anticipated that Alex. Brown will enter into Sub-Distribution Agreements for the ABCAT Shares.


         The Flag Investors Institutional Distribution Agreement and the ABCAT Distribution Agreement were approved by the Fund's Board of Directors on September 25, 1995 and September 30, 1996, respectively. Each such Agreement has an initial term of two years and will remain in effect from year to year thereafter, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast at a meeting called for such purpose. Each Agreement may be terminated at any time upon sixty days' written notice, without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding shares of the class (as defined under Capital Stock). The Flag Investors Institutional Distribution Agreement, the ABCAT Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.


General Information

         The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and of independent auditors, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by Alex. Brown or ICC.




8.       BROKERAGE

         ICC is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. ICC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, Alex. Brown.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with Alex. Brown in any transaction in which Alex. Brown acts as a principal, nor will the Fund buy or sell over-the-counter securities with Alex. Brown acting as market maker.

         If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.


         ICC's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ICC may, in its discretion, effect brokerage transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by ICC to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ICC with clients other than the Fund. Similarly, any research services received by ICC through placement of portfolio transactions of other clients may be of value to ICC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC by a broker-dealer. ICC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICC's investment advice. ICC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ICC is also authorized to pay broker-dealers other than Alex. Brown higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors. For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, ICC directed no brokerage transactions to broker-dealers and paid no related commissions because of research services provided to the Fund.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through Alex. Brown. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act, which requires that the commissions paid Alex. Brown must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC to furnish reports and to maintain records in connection with such reviews. The Distribution Agreements between Alex. Brown and the Fund do not provide for any reduction in the distribution fee to be received by Alex. Brown from the Fund as a result of profits resulting from brokerage commissions on transactions of the Fund effected through Alex. Brown. For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, the Fund paid no brokerage commissions to Alex. Brown. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 1996, the Fund held a 6.00% repurchase agreement issued by Goldman Sachs & Co. valued at $6,171,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

         ICC manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC. ICC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

9.       CAPITAL STOCK

         The Fund is authorized to issue 60 million shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of shares: Flag Investors Short-Intermediate Income Fund Class A Shares, Flag Investors Short-Intermediate Income Fund Class B Shares, Flag Investors Short-Intermediate Income Fund Institutional Shares and Alex. Brown Capital Advisory & Trust Short-Intermediate Income Shares. The ABCAT Shares and the Flag Investors Class B Shares are not currently being offered. Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

10.      SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.



11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         PNC Bank, National Association ("PNC Bank") has been retained to act as custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by PNC Bank and the Fund. Investment Company Capital Corp. serves as the Fund's transfer and dividend disbursing agent and provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICC. As compensation for providing dividend and transfer agency services, the Fund pays ICC up to $10.62 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended December 31, 1996, such fees totaled $32,766.


         As compensation for providing accounting services, ICC receives an annual fee, calculated daily and paid monthly, as shown below.

         Average Net Assets                   Incremental Annual Accounting Fee
         ------------------                   ---------------------------------


$               0      -       $   10,000,000         $15,000 (fixed fee)
$      10,000,000      -       $   25,000,000              .080%
$      25,000,000      -       $   50,000,000              .077%
$      50,000,000      -       $   75,000,000              .050%
$      75,000,000      -       $  100,000,000              .030%
$     100,000,000      -       $  500,000,000              .020%
$     500,000,000      -       $1,000,000,000              .008%
over $1,000,000,000                                        .003%

        In addition, the Fund reimburses ICC for certain out-of-pocket expenses. For the fiscal year ended December 31, 1996, ICC received accounting fees of $56,244.

12.     INDEPENDENT AUDITORS

        The annual financial statements of the Fund are audited by Deloitte & Touche LLP.


13.     PERFORMANCE INFORMATION

        For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculations

        The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

        n
P(1 + T)         =     ERV

Where:       P   =    a hypothetical initial payment of $1,000

             T   =    average annual total return

             n   =    number of years (1, 5 or 10)

           ERV   =    ending redeemable value at the end of the 1-, 5-, or
                      10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of a Series or class). During its first year of operations, the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value, the maximum sales load (1.50% for the Flag Investors Class A Shares) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectuses on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund. The Flag Investors Institutional Shares and the ABCAT Shares are sold without a sales load.


Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended December 31, 1996 were as follows:



                                         One-Year Period Ended          Five-Year Period Ended             Inception Through
                                           December 31, 1996               December 31, 1996               December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------
                                       Ending            Average         Ending           Average       Ending           Average
Class                                Redeemable       Annual Total     Redeemable      Annual Total   Redeemable      Annual Total
                                       Value            Return          Value            Return         Value           Return
-----------------------------------------------------------------------------------------------------------------------------------
Flag Investors Class A                $1,024.82           2.48%        $1,318.02           5.68%       $1,447.10          6.78%
May 31, 1991 +
-----------------------------------------------------------------------------------------------------------------------------------
Flag Investors Institutional          $1,042.01           4.20%           N/A               N/A        $1,063.01          5.40%
November 2, 1995 +
-----------------------------------------------------------------------------------------------------------------------------------
ABCAT*                                   N/A               N/A            N/A               N/A           N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------

+   Inception Date.
*   ABCAT Shares were not offered in any period ended December 31, 1996.



        The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger or Morningstar Inc., or with the performance of the Lehman Brothers Intermediate Aggregate Bond Index, the Lehman Brothers Government Intermediate-Term Bond Index or the Merrill Lynch 1-3 Year Treasury Index, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.


        For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.





Yield Calculations


        The Fund's yield for the Flag Investors Class A Shares and the Flag Investors Institutional Shares for the 30 day period ended December 31, 1996 was 5.77% and 6.12%, respectively, and was computed in the manner discussed below. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's yield calculations assume a maximum sales charge of 1.50% for the Flag Investors Class A Shares and no sales charge for the Flag Investors Institutional Shares or the ABCAT Shares. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

        Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.


        Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income that, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

        The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate was 42% for the fiscal year ended December 31, 1996 and 46% for the fiscal year ended December 31, 1995. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders.


14.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


        To Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the Fund's outstanding Shares, as of April 15, 1997:

                  Name and Address                             % Ownership
                  ----------------                             -----------

                  Olicon A/S                                     13.15%
                  Attn:  Jorgen Nielsen
                  Nyerovy 114
                  DK 2800
                  Lynqby Denmark

                  Lauer & Co. Cust.                               9.49%
                  127931-9
                  BAT Customers
                  c/o Glenmede Income Collection Dept.
                  1650 Market Street, Ste. 1200
                  Philadelphia, PA 19103

                  Alex. Brown & Sons Incorporated                59.85%*
                  One South Street
                  Baltimore, MD 21202

                  -------------
                  * As of such date, Alex. Brown owned beneficially less than 1% of such Shares.


                  Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares, as of April 15, 1997.

15.               FINANCIAL STATEMENTS
                  (See next page.)

               Alex. Brown Flag Inv. Short-Intermed. Inc. Fund AR


FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                        December 31, 1996

                                            S&P       Par           Value
Security                                  Rating*    (000)        (Note 1)
--------------------------------------------------------------------------------
 CORPORATE BONDS--17.8%
Banc One Columbus
   7.375%, 12/1/02                         AA-       $1,000      $ 1,036,250
Countrywide Funding
   8.25%, 7/15/02                          A-         3,250        3,461,250
Ford Motor Credit
   6.05%, 3/31/98                          A+         2,000        2,002,500
General Motors Acceptance Corporation
   5.625%, 2/15/01                         A-         1,000          968,750
Pacific Gas & Electric
   6.25%, 3/1/04                           A          2,000        1,947,500
Philip Morris Cos., Inc.
   6.95%, 6/1/06                           A          2,000        2,027,500
Societe Nationale Elf Aquitaine
   7.75%, 5/1/99                           AA-        2,000        2,065,000
--------------------------------------------------------------------------------
Total Corporate Bonds

   (Cost $13,310,342)                                             13,508,750
--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY SECURITIES--24.6%
Federal Home Loan Banks Board - 3.9%
 Debentures
   7.151%, 9/13/05 (Callable 9/13/97)      AAA        3,000        2,976,780

Federal National Mortgage Assoc. - 4.5%
 Debentures
   6.250%, Due 8/12/03                     AAA        3,500        3,400,285

Mortgage-Backed Securities - 14.7%
 Federal Home Loan Mortgage Corp.
    Pool #G10049, 8.00%, 10/1/07           AAA        1,078        1,109,772
 Federal National Mortgage Assoc.
   Pass-through
    Pool #326570, 7.00%, Due 2/1/08        AAA        3,589        3,586,454
 Government National Mortgage Assoc.
   Pass-throughs
    Pool #194615, 8.00%, Due 3/15/17       AAA          155          158,702
    Pool #204405, 8.00%, Due 4/15/17       AAA          156          158,891
    Pool #371200, 8.00%, Due 12/15/23      AAA        1,588        1,621,390
    Pool #371206, 8.00%, Due 12/15/23      AAA        1,746        1,782,888
    Pool #780195, 8.00%, Due 7/15/25       AAA        2,691        2,757,210

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONCLUDED)

                                                  S&P       Par        Value
Security                                        Rating*    (000)     (Note 1)
--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY SECURITIES--continued
Guaranteed Export Trust - 1.5%
   8.187%, 12/15/04                              AAA       $1,063   $ 1,129,524
--------------------------------------------------------------------------------
Total U.S. Government Agency Securities
   (Cost $18,623,161)                                                18,681,896
--------------------------------------------------------------------------------
 U.S. TREASURY SECURITIES--21.9%
U.S. Treasury Notes
   4.750%, 9/30/98                               AAA        2,000     1,965,120
   5.250%, 1/31/01                               AAA        2,000     1,938,560
   6.250%, 2/15/03                               AAA        5,000     4,999,550
   5.750%, 8/15/03                               AAA        4,000     3,882,040
   5.875%, 2/15/04                               AAA        4,000     3,896,600
--------------------------------------------------------------------------------
Total U.S. Treasury Securities
   (Cost $16,610,814)                                                16,681,870
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES--18.2%

Banc One Credit Card Master Trust
   6.30%, 10/15/02                               AAA        3,000     2,995,440
Discover Credit Card Trust, 93-A-A
   6.25%, 8/16/00                                AAA        3,000     3,005,760
Green Tree Financial Corporation, 94-6-A5
   8.25%, 1/15/20                                NR**       3,000     3,207,210
NationsBank Auto Owner Trust, 96-A-B1
   6.75%, 6/15/01                                AAA        2,706     2,734,927
Premier Auto Trust, 94-1-A3
   4.75%, 2/2/00                                 AAA          413       411,276
Premier Auto Trust, 96-3-A4
   6.75%, 11/6/00                                AAA        1,500     1,520,145
--------------------------------------------------------------------------------
Total Asset-Backed Securities
   (Cost $13,834,317)                                                13,874,758
--------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--8.3%
Federal Home Loan Mortgage Corp. - 3.2%
 Multi-Class Mortgage Certificates
   Series 106-F, 8.50%, 12/15/20                 AAA        2,379     2,428,933

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------


                                                  S&P       Par         Value
Security                                        Rating*    (000)      (Note 1)
--------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--continued
Federal National Mortgage Assoc. - 5.1%
 Multi-Class Mortgage Certificates
   Series 88-18-B, 9.40%, 7/25/03                AAA       $  173    $  180,952
   Series 149-D, 12.00%, 4/25/19                 AAA          847       857,502
   Series 91-11-G, 7.00%, 11/25/19               AAA        1,678     1,678,490
   Series 95-W1-A2, 8.20%, 4/25/25               AAA        1,204     1,212,413
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
   (Cost $6,348,460)                                                  6,358,290
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT--8.1%
Goldman Sachs & Co., 6.00%
   Dated 12/31/96, to be repurchased on 1/2/97, collateralized by U.S. Treasury Bonds with a market value of $6,294,544.
   (Cost $6,171,000)                             NR**       6,171     6,171,000
--------------------------------------------------------------------------------

Total Investment in Securities--98.9%
   (Cost $74,898,094)***                                             75,276,564

Other Assets in Excess of Liabilities, Net--1.1%                        814,764
--------------------------------------------------------------------------------

Net Assets--100.0%                                                  $76,091,328
================================================================================


Net Asset Value and Redemption Price Per:
 Class A Share
   ($58,584,058 / 5,701,172 shares outstanding)                          $10.28
================================================================================
 Institutional Share
   ($17,507,270 / 1,686,158 shares outstanding)                          $10.38
================================================================================

Maximum Offering Price Per:
 Class A Share ($10.28 / .985)                                           $10.44
================================================================================
 Institutional Share                                                     $10.38
================================================================================

----------
  * The Standard & Poor's ratings indicated are believed to be the most recent ratings available as of December 31, 1996.
 ** Not rated.
*** Also aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Statement of Operations

                                                         For the Year Ended
                                                            December 31,
--------------------------------------------------------------------------------
                                                               1996
Investment Income (Note 1):
   Interest                                                  $ 4,776,889

Expenses:
   Investment advisory fee (Note 2)                              245,318
   Distribution fee (Note 2)                                     151,753
   Accounting fee (Note 2)                                        56,244
   Printing and postage                                           47,714
   Legal                                                          38,582
   Audit                                                          32,964
   Transfer agent fees                                            32,766
   Registration fees                                              28,304
   Custodian fee                                                  14,116
   Miscellaneous                                                  10,986
   Pricing service                                                 4,798
   Organizational expense (Note 1)                                 3,786
   Insurance                                                       2,536
   Directors' fees                                                   111
--------------------------------------------------------------------------------
            Total expenses                                       669,978
Less: Fees waived (Note 2)                                      (201,059)
--------------------------------------------------------------------------------
            Net expenses                                         468,919
--------------------------------------------------------------------------------
Net investment income                                          4,307,970
--------------------------------------------------------------------------------
Realized and unrealized gain/(loss) on investments (Note 1):
   Net realized loss from securities transactions               (141,613)
   Change in unrealized appreciation or depreciation
     of investments                                           (1,267,527)
--------------------------------------------------------------------------------
            Net loss on investments                           (1,409,140)
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations         $ 2,898,830
================================================================================

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Statements of Changes in Net Assets


                                                 For the Year Ended December 31,
--------------------------------------------------------------------------------
                                                      1996            1995
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                          $  4,307,970    $  4,324,862
   Net loss from security transactions                (141,613)     (1,018,416)
   Change in unrealized appreciation or
     depreciation of investments                    (1,267,527)      7,179,328
   Change in unrealized appreciation or
     depreciation of assets and liabilities
     denominated in foreign currency                        --           1,216
--------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                                 2,898,830      10,486,990
--------------------------------------------------------------------------------
Dividends to Shareholders From:
   Net investment income:
     Class A Shares                                 (3,528,967)     (4,208,250)
     Institutional Shares                             (602,635)         (7,962)
--------------------------------------------------------------------------------
   Total distributions                              (4,131,602)     (4,216,212)
--------------------------------------------------------------------------------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                     24,144,316       4,986,795
   Value of shares issued in reinvestment of
     dividends                                       2,641,312       2,635,861
   Cost of shares repurchased                      (18,763,222)    (23,380,739)
--------------------------------------------------------------------------------
   Increase/(decrease) in net assets derived from
     capital share transactions                      8,022,406     (15,758,083)
--------------------------------------------------------------------------------
   Total increase/(decrease) in net assets           6,789,634      (9,487,305)

Net Assets:
   Beginning of period                              69,301,694      78,788,999
--------------------------------------------------------------------------------
   End of period                                  $ 76,091,328    $ 69,301,694
================================================================================
                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights -- Class A Shares
(For a share outstanding throughout each year)
                                                            For the Year Ended
                                                               December 31,
--------------------------------------------------------------------------------
                                                                   1996



Per Share Operating Performance:
   Net asset value at beginning of year                          $ 10.48
--------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                            0.63
   Net realized and unrealized gain/(loss) on investments          (0.23)
--------------------------------------------------------------------------------
   Total from Investment Operations                                 0.40
Less Distributions:
   Dividends from net investment income and
     short-term gains                                              (0.60)
   Return of capital                                                  --
   Distributions from net realized long-term gains                    --
--------------------------------------------------------------------------------
   Total distributions                                             (0.60)
--------------------------------------------------------------------------------
   Net asset value at end of year                                $ 10.28
================================================================================
Total Return(1)                                                     4.04%
Ratios to Average Daily Net Assets:
   Expenses(2)                                                      0.70%
   Net investment income(3)                                         6.11%
Supplemental Data:
   Net assets at end of year (000)                               $58,584
   Portfolio turnover rate                                            42%

----------
(1) Total  return  excludes  the effect of sales  charge.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.99%, 0.93%, 0.84%, 0.85% and 0.87% for the years ended December 31, 1996, 1995, 1994, 1993 and 1992, respectively.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 5.83%, 5.77%, 5.43%, 5.28% and 5.83% for the years ended December 1996, 1995, 1994, 1993 and 1992, respectively.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

                                                                                 For the Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                                 1995               1994               1993               1992
Per Share Operating Performance:
   Net asset value at beginning of year                         $ 9.62            $ 10.57            $ 10.37            $ 10.54
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                          0.62               0.57               0.57               0.63
   Net realized and unrealized gain/(loss) on investments         0.84              (0.92)              0.34              (0.05)
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               1.46              (0.35)              0.91               0.58
Less Distributions:
   Dividends from net investment income and
     short-term gains                                            (0.60)             (0.57)             (0.69)             (0.75)
   Return of capital                                                --              (0.03)                --                 --
   Distributions from net realized long-term gains                  --                 --              (0.02)                --
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                           (0.60)             (0.60)             (0.71)             (0.75)
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value at end of year                              $ 10.48             $ 9.62            $ 10.57            $ 10.37
=================================================================================================================================
Total Return(1)                                                  15.43%             (3.32)%              8.98%             5.68%
Ratios to Average Daily Net Assets:
   Expenses(2)                                                    0.70%              0.70%              0.70%             0.70%
   Net investment income(3)                                       6.00%              5.57%              5.43%             6.01%
Supplemental Data:
   Net assets at end of year (000)                              $67,116            $78,789           $112,520           $78,706
   Portfolio turnover rate                                          46%                50%                86%              107%

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights --Institutional Shares
(For a share outstanding throughout each period)

                                            For the Year      For the Period
                                               Ended        November 2, 1995(1)
                                            December 31,    through December 31,
--------------------------------------------------------------------------------
                                                1996               1995
Per Share Operating Performance:
   Net asset value at beginning of period      $ 10.58             $10.42
--------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                          0.59               0.09
   Net realized and unrealized gain/(loss)
     on investments                              (0.17)              0.12
--------------------------------------------------------------------------------
   Total from Investment Operations               0.42               0.21
Less Distributions:
   Distributions from net investment income
     and short-term gains                        (0.62)             (0.05)
--------------------------------------------------------------------------------
   Net asset value at end of period            $ 10.38             $10.58
================================================================================
Total Return                                      4.20%             12.47%(2)
Ratios to Average Daily Net Assets:
   Expenses(3)                                    0.45%              0.45%(2)
   Net investment income(4)                       6.35%              6.52%(2)
Supplemental Data:
   Net assets at end of period (000)           $17,507             $2,186
   Portfolio turnover rate                          42%                46%

--------------------------------------------------------------------------------
(1) Commencement of operations.
(2) Annualized.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.76% and 0.72% (annualized) for the year ended December 31, 1996 and the period ended December 31,
    1995,  respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 6.04% and 6.27%
    (annualized) for the year  ended   December  31,  1996  and  the  period
    ended  December  31,  1995, respectively.

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--Significant Accounting Policies

      Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund"), formally Flag Investors Intermediate-Term Income Fund, Inc., is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company designed to provide a high level of current income consistent with preservation of capital within an intermediate-term maturity structure. The Fund commenced operations on May 13, 1991, consisting of Class A Shares, which are subject to a maximum front-end sales charge of 1.50% and a 0.25% distribution fee. On November 2, 1995, the Fund began offering Institutional Shares, which are not subject to a front-end sales charge or a distribution fee.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

     A. Security  Valuation--Debt   securities  are  valued  on  the  basis  of
        quotations provided by a pricing service, which uses information with respect to transactions on bonds, quotations from bond dealers,
        market  transactions in comparable   securities  and  various
        relationships   between   securities  in determining value. Portfolio
        securities that are listed on a national securities exchange are valued on the basis of their last sale price or, in the absence of recorded sales, at the average of readily available closing bid and asked prices. Securities or other assets for which market quotations are not readily available are valued at their fair value so determined in good faith by the investment advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market.

     B. Federal Income Tax--No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to make requisite distributions to shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income on a monthly basis and net realized long-term capital gains annually, if any.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1--concluded

     C. Dividends and Distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due to differing tax treatments of dividends declared.

     D. Other--Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts.

        Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

NOTE 2--Investment Advisory Fee, Transactions with Affiliates and Other Fees

      Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., serves as the Fund's investment advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.35% of the first $1 billion, 0.30% of the next $500 million and 0.25% of that portion in excess of $1.5 billion.

      ICC has agreed to reduce its aggregate fees so that ordinary expenses of the Fund for any fiscal year do not exceed 0.70% of the Fund's average daily net assets for Class A Shares and 0.45% for Institutional Shares. For the year ended December 31, 1996, ICC waived fees of $201,059.

      As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $32,766 for transfer agent services for the year ended December 31, 1996.

      As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $56,244 for accounting services for the year ended December 31, 1996.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 2--concluded

      As compensation for providing distribution services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the Fund's average daily net assets of Class A Shares. For the year ended December 31, 1996, distribution fees aggregated $151,753.

      The Fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1996 through December 31, 1996 was approximately $2,500, and the accrued liability was approximately $10,000.

NOTE 3--Capital Share Transactions

      The Fund is authorized to issue up to 55 million shares of capital stock (45 million Class A, 5 million Institutional, 2 million Class B and 3 million undesignated), par value, $.001 per share, all of which shares are designated as common stock. Transactions in shares of the Fund were as follows:


                                                     Class A Shares
                                              ----------------------------
                                                 For the        For the
                                                Year Ended     Year Ended
                                              Dec. 31, 1996  Dec. 31, 1995
                                              -------------  -------------
Shares sold                                        824,212        267,783
Shares issued to shareholders on
   reinvestment of dividends                       223,342        261,580
Shares redeemed                                 (1,752,832)    (2,317,104)
--------------------------------------------------------------------------
Net decrease in shares outstanding                (705,278)    (1,787,741)
==========================================================================
Proceeds from sale of shares                  $  8,509,093   $  2,690,780
Value of reinvested dividends                    2,288,737      2,635,861
Cost of shares redeemed                        (18,054,319)   (23,241,599)
--------------------------------------------------------------------------
Net decrease from capital share
   transactions                               $ (7,256,489)  $(17,914,958)
==========================================================================

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 3--concluded

                                                  Institutional Shares
                                              ----------------------------
                                                            For the Period
                                                For the      Nov. 2, 1995*
                                               Year Ended       through
                                              Dec. 31, 1996  Dec. 31, 1995
                                              -------------  -------------
Shares sold                                      1,513,443       219,797
Shares issued to shareholders on
  reinvestment of dividends                         34,119            --
Shares redeemed                                    (67,989)      (13,212)
--------------------------------------------------------------------------------
Net increase in shares outstanding               1,479,573       206,585
================================================================================
Proceeds from sale of shares                   $15,635,223    $2,296,015
Value of reinvested dividends                      352,575            --
Cost of shares redeemed                           (708,903)     (139,140)
--------------------------------------------------------------------------------
Net increase from capital share
   transactions                                $15,278,895    $2,156,875
================================================================================

----------
*Commencement of operations.


NOTE 4--Investment Transactions

      Purchases and sales of investment securities, other than short-term obligations, aggregated $31,232,448 and $27,853,065, respectively, for the year ended December 31, 1996.

      On December 31, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost was $792,050, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value was $413,580.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
NOTE 5--Federal Income Tax Information

      Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax difference of $81,463 has been reclassified to undistributed net investment income from accumulated net realized loss from security transactions. This reclassification has no effect on net assets or net asset values per share.

      On December 31, 1996, there was a tax capital loss carryforward of $3,529,873, of which $383,359 expires in 2002, $3,111,390 expires in 2003 and
$35,124 expires in 2004. This carryforward will be used to offset future net capital gains, if any.

NOTE 6--Net Assets

     On December 31, 1996, net assets consisted of:

Paid-in capital:
   Class A Shares                                                  $61,903,932
   Institutional Shares                                             17,435,771
Accumulated net realized loss from security transactions            (3,574,628)
Unrealized appreciation of investments                                 378,470
Overdistribution of net investment income                              (52,217)
                                                                   ------------
                                                                   $76,091,328
                                                                   ============

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders
Flag Investors Short-Intermediate Income Fund, Inc.:

      We have audited the accompanying statement of net assets of the Flag Investors Short-Intermediate Income Fund, Inc. as of December 31, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors Short-Intermediate Income Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Princeton, New Jersey
January 29, 1997

                                    APPENDIX

                        Corporate Bond Rating Definitions

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Standard & Poor's Ratings Group

AAA--The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Very strong capacity to pay interest and repay principal. Differs from the highest rated issues only in small degree.

A--Strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

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Moody's Investors Service, Inc.

Aaa--Judged to be of the best quality. Carry the smallest degree of investment risk. Generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A--Possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                       Commercial Paper Rating Definitions

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Standard & Poor's Ratings Group

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment.

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Moody's Investors Service, Inc.

Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.


                                       A-1